Annual Report


Stagecoach
     Variable Annuities

                    Stagecoach Variable Annuity(TM)
                    Stagecoach Variable Annuity Plus(TM)
                    Stagecoach Extra Credit Variable Annuity(TM)
                    Stagecoach Variable Annuity Flex(TM)

December 31, 1998

                                NOT FDIC INSURED

                               TABLE OF CONTENTS

Letter to Contract Holders.................................. 2-3
Life & Annuity Trust Financial Statements...................   5
American Skandia Trust Financial Statements.................  71
Alger American Fund Financial Statements.................... 135

This report has been prepared to provide information to owners of American Skandia Life Assurance Corporation's Stagecoach Variable Annuity, Stagecoach Variable Annuity Plus, Stagecoach Extra Credit Variable Annuity and Stagecoach Variable Annuity Flex. If it is used for any other purpose, it must be accompanied or preceded by a current prospectus, as applicable, which discloses any charges and other important information about the Account, together with the current applicable prospectus for the Life & Annuity Trust, the American Skandia Trust, and the Alger American Growth Fund.

The financial statements for the sub-accounts that invest in Portfolios of American Skandia Trust reflect financial activity for the Stagecoach Variable Annuities and other products that use the same sub-accounts.

 VARIABLE ANNUITIES:
---------------------------------------------------------------------

 - are NOT insured by the FDIC or U.S. Government

 - are NOT obligations or deposits of Wells Fargo Bank nor guaranteed by the Bank

 - involve investment risk, including possible loss of principal  [NO FDIC LOGO]

STAGECOACH VARIABLE ANNUITY
STAGECOACH VARIABLE ANNUITY PLUS
STAGECOACH EXTRA CREDIT VARIABLE ANNUITY
STAGECOACH VARIABLE ANNUITY FLEX
ANNUAL REPORT

TO OUR CONTRACT HOLDERS:

     Our Chief Economist, Lawrence Kudlow, believes history teaches that the stock market is the best leading indicator of future wealth creation. Stock market investors will benefit not only from faster growth and lower inflation, but also from the gravitational pull of lower prices on interest rates. Mr. Kudlow tells us to look for long-term Treasury rates to hover around 4%, with the official fed funds rate dropping to 3%. That will benefit corporate earnings, as will a reduction in non-labor costs -- namely cheaper fuel -- and lower raw material costs. Mr. Kudlow also feels that technologically enhanced productivity will prevent total wage and salary costs from rising excessively. Therefore, Mr. Kudlow estimates real earnings should rise 3% to 5% in the next few years. Mr. Kudlow's thoughts on the current U.S. business expansion -- now nearly eight years old -- "it might well become the first 10-year recovery cycle in the twentieth century."

     We are optimistic about the future, but we are also cognizant of the past. History teaches that the stock market will fluctuate, sometimes quite widely, as evidenced by the precipitous market decline this past Fall. The stock market also recovers, as evidenced by its amazing late year recovery. Is this an indication that market cycles will shorten from years to months or even weeks? Only time -- history -- will tell. The clear lesson to be learned for the investor is not to panic and be adequately diversified. Investing for the long term has historically proven to be more profitable than trying to guess when to get in and out of the market. History also tells us that most individual investors chase returns -- they buy at the top and sell at the bottom. This is why we at American Skandia recommend you seek the advice of a financial advisor to help you develop an investment plan to meet your long-term savings needs.

     Our goal is to offer you and your financial advisor a selection of top-flight money managers that can help your long-term savings and investment programs succeed. Investment breadth and selection is a cornerstone of the American Skandia investment philosophy. Our commitment to you is to seek to bring you the "best of the best" in investment management. While we cannot guarantee performance our commitment to you is to hire the best investment management organizations and make them prove it. This means that we will make investment management changes when appropriate.

     1998 brought several positive changes to both the American Skandia Trust ("AST") and the Life & Annuity Trust ("LAT"). In May, we instituted two changes in AST while LAT added two new portfolios to its line up. All four of these portfolios are managed by proven, well-established money management organizations. These portfolios are:

     1. AST Neuberger Berman Mid-Cap Growth Portfolio
     2. AST Neuberger Berman Mid-Cap Value Portfolio
     3. LAT Equity Value Portfolio
     4. LAT Strategic Growth Portfolio

     These portfolios provide you and your financial advisor with a wider range of investment options, money managers and asset classes to choose from. They also underscore the importance of a quality investment management selection and monitoring process that seeks to provide you with the best investment management expertise available.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

     Managing the AST Neuberger Berman Mid-Cap Growth Portfolio are Jennifer Silver and Brooke Cobb, both of whom were specifically hired by Neuberger Berman to launch the company's Growth Equity Group. Before joining Neuberger Berman, Ms. Silver ran the highly successful Putnam Vista Fund. Brooke Cobb is a former Putnam colleague of Jennifer who joined Neuberger Berman from Bainco International Investors, a private money management firm.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO

     With the AST Neuberger Berman Mid-Cap Value Portfolio, we have hired one of the best mid-cap value teams in the mutual fund industry. In addition to managing this portfolio for American Skandia, Michael Kassen and Robert Gendelman are also the current managers of the Partners Portfolio of the Neuberger Berman Advisers Management Trust. Mr. Kassen also co-manages the highly successful Partners public mutual fund.

LAT EQUITY VALUE FUND

     Rex Wardlaw and Allen Wisniewski manage the LAT Equity Value Fund. Mr. Wardlaw brings 11 years of investment experience to the Fund. He specializes in value-style investing and has been managing investments at Wells Fargo and Wells Capital Management Incorporated since 1993. Mr. Wardlaw earned a BA in Chemistry from Northwest Nazarene College and an MBA with honors in Finance from the University of Oregon. He is also a Chartered Financial Analyst. Mr. Wisniewski received his BA and MBA in Economics and Finance from the University of California at Los Angeles. In his 13 years of experience in the securities industry his main focus has been on equities. Mr. Wisniewski is a Chartered Financial Analyst and a member of the Los Angeles Society of Financial Analysts. The fund managers work together to bring disciplined investment expertise to equity investing.

LAT STRATEGIC GROWTH FUND

     Jon Hickman and Chris Greene manage the Strategic Growth Fund. Mr. Hickman has over sixteen years of experience in the investment management field and has a BA and an MBA from Brigham Young University. Mr. Greene has seven years of experience in the securities industry. Prior to joining Wells Capital Management Incorporated in 1997, Mr. Greene worked as an analyst for Hambrecht & Quist. He graduated with a BA in Economics from Claremont McKenna College.

     Our goal at American Skandia is to provide you and your financial advisors with the best investment choice and selection to help you meet your long-term savings goals. We are very excited about the investment portfolios that we offer. They enhance one of the strongest lineups of money managers in the industry. Your tremendous support in 1998, with more than $4.15 billion in variable annuity sales, is a positive signal that we are delivering to you the types of products and investment options you need to meet your long-term savings objectives.

Best regards,

Gordon, C. Boronow

                     [This page intentionally left blank.]

                              LIFE & ANNUITY TRUST

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                             ASSET ALLOCATION FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                               MONEY MARKET FUND
                             STRATEGIC GROWTH FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                             ASSET ALLOCATION FUND

     The LAT Asset Allocation Fund (the "Fund") seeks over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund invests in common stocks, U.S. Treasury bonds and money market instruments. The Fund's investment model recommends the optimal mix of assets designed for a long-term investment strategy.

     The Asset Allocation Fund is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. Barclays Global Fund Advisors ("BGFA"), which is not affiliated with Wells Fargo Bank, N.A., serves as investment sub-adviser. BGFA uses an investment model developed and refined over the past twenty years that analyzes extensive financial data from numerous sources and recommends a portfolio allocation.

PERFORMANCE SUMMARY

     For the one-year period ending December 31, 1998, the Fund reported an average annual total return of 25.26%. The Fund has three benchmarks representing each of the major asset classes in which the Fund can invest. The S&P 500 Index returned 28.60%, the Lehman Brothers U.S. Treasury Bond Index returned 10.03%, and the IBC All Taxable Money Fund Average posted a 5.04% return over the same one-year period.

     The Fund's performance was impacted by three main factors: rapid price swings in the stock and bond markets, strong stock market performance, and record low bond yields. Throughout the year, the U.S. economy was subject to volatile market conditions caused by international economic turmoil in markets such as Asia, Russia and Latin America. One outcome of these conditions was a "flight to quality" in which investors moved into larger, growth stocks.

     The fast moving bond market was also impacted by this "flight to quality" as investors turned to the U.S. Treasury sector. The Fund invests exclusively in U.S. securities and has benefited from the greater demand for U.S. Treasuries caused by the economic conditions abroad. Moreover, low inflation and unemployment rates in the U.S. have created an atmosphere that investors find appealing.

     During this one-year reporting period, the Fund's share price increased from $11.99 on December 31, 1997, to $13.45 on December 31, 1998. The Fund distributed $0.34 per share in dividend income, and $1.14 in capital gains. Keep in mind that past performance is no guarantee of future results.

                           LAT ASSET ALLOCATION FUND
[LAT ASSET ALLOCATION PERFORMANCE GRAPH]

                                                 LEHMAN BROTHERS
                                  LAT ASSET       U.S. TREASURY    IBC MONEY FUND
                                 ALLOCATION        BOND INDEX          AVERAGE        S&P 500 INDEX
                                    10000             10000             10000             10000
                                     9940              9934             10028             10164
JUN-94                               9796              9840             10058              9915
                                    10107             10173             10090             10241
                                    10248             10098             10123             10660
SEP-94                               9964              9780             10158             10400
                                    10055              9746             10195             10633
                                     9954              9803             10234             10246
DEC-94                              10113              9954             10277             10398
                                    10384             10209             10322             10668
                                    10707             10499             10369             11083
MAR-95                              10894             10590             10416             11409
                                    11137             10778             10464             11745
                                    11686             11605             10512             12214
JUN-95                              11870             11740             10560             12497
                                    12031             11553             10608             12911
                                    12127             11809             10654             12944
SEP-95                              12438             12026             10701             13490
                                    12514             12363             10747             13442
                                    12860             12672             10794             14031
DEC-95                              13041             13009             10841             14301
                                    13284             13009             10886             14788
                                    13180             12381             10931             14925
MAR-96                              13256             12134             10975             15068
                                    13233             11932             11019             15290
                                    13350             11870             11063             15683
JUN-96                              13531             12122             11107             15742
                                    13223             12127             11151             15047
                                    13199             11976             11196             15364
SEP-96                              13705             12306             11241             16227
                                    14185             12790             11286             16675
                                    14917             13217             11331             17934
DEC-96                              14535             12893             11376             17579
                                    14815             12800             11422             18678
                                    14853             12808             11467             18824
MAR-97                              14323             12481             11513             18050
                                    14904             12786             11561             19126
                                    15406             12929             11609             20294
JUN-97                              15820             13180             11657             21197
                                    16903             13958             11707             22883
                                    16211             13572             11757             21601
SEP-97                              16822             13940             11805             22783
                                    16849             14409             11856             22022
                                    17232             14602             11906             23041
DEC-97                              17569             14845             11957             23438
                                    17833             15147             12009             23696
                                    18624             15038             12055             25404
MAR-98                              19295             15069             12107             26705
                                    19458             15125             12157             26977
                                    19354             15414             12208             26513
JUN-98                              20075             15772             12258             27590
                                    19881             15705             12309             27297
                                    17985             16414             12361             23353
SEP-98                              18996             17014             12412             24850
                                    20090             16757             12468             26867
                                    21065             16886             12520             28496
DEC-98                              22008             16851             12569             30137

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1998)(1)

1-Year            25.26%
3-Year            19.06%
Since Inception   18.24%

PORTFOLIO REVIEW

     Every day the Fund's proprietary model determines the appropriate asset allocation and recommends shifts in the Fund based on changing economic conditions. As opportunities arise among the three asset classes, the investment model will shift Fund assets accordingly in 5% increments.

     In January, the Fund had an asset allocation mix of 70% stocks and 30% bonds, and it experienced five reallocations throughout the year. In April, the Fund reallocated assets to 65% stocks and 35% bonds when the model sought to take advantage of opportunities on the shorter end of the yield curve, and lessen exposure to a slumping U.S. equity market.

     In June, the Fund rebalanced to a mix of 70% stocks and 30% bonds in order to take advantage of falling equity prices and a steady drop in bond yields. Next, calculating strong market fundamentals following a stock market price drop in August, the Fund rebalanced its allocation to 75% stocks and 25% bonds. The Fund reallocated again in late August to 75% stocks, 20% bonds and 5% cash. Finally, in September, the Fund increased the allocation devoted to stocks to 80%, with 20% in bonds. Stocks were viewed as attractive investments primarily because of the expensive bond prices and the tumble in stock prices. These stock allocation increases significantly contributed to the Fund's performance during the last three months of 1998 as the equity market rebounded strongly, reaching new all-time highs.

     Please keep in mind that it is not the volatility of the markets that generates shifts in the Fund's mix, but rather the attempt to capture value from an asset class based on, among other things, market and economic conditions. Overall, the volatility in 1998 created buying opportunities that benefited the Fund.

MODEL ALLOCATION CHANGES (DURING 12 MONTH REPORTING PERIOD)

MONTH               STOCKS (%)    BONDS (%)    CASH (%)
-----               ----------    ---------    --------
April 1998              65           35           0
June 1998               70           30           0
August 5, 1998          75           25           0
August 25, 1998         75           20           5
September 1998          80           20           0

PORTFOLIO DATA (AS OF DECEMBER 31, 1998)

Average Coupon of Bond Portfolio    6.46%
Average Maturity of Bond Portfolio  23.0 years
Average Duration of Bond Portfolio  11.7 years

PORTFOLIO ALLOCATION (AS OF DECEMBER 31, 1998)*

                      [PIE CHART]
                      Bonds   20%
                      Stocks  80%

---------------
* Represents recommended asset mix. There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change depending on current market activity.

TOP TEN HOLDINGS (AS OF DECEMBER 31, 1998)(2)

NAME                                              % OF PORTFOLIO
----                                              --------------
Microsoft Corporation                                   2.8%
General Electric Company                                2.7%
U.S. Treasury Bill 2/4/1999, 4.37%                      2.5%
U.S. Treasury Bond 2/15/20, 8.5%                        2.4%
U.S. Treasury Bond 2/15/26, 6.0%                        2.0%
U.S. Treasury Bond 8/15/27, 6.38%                       2.0%
U.S. Treasury Bond 8/15/20, 8.75%                       1.9%
U.S. Treasury Bond 2/15/19, 8.88%                       1.8%
Intel Corporation                                       1.6%
U.S. Treasury Bond 11/15/28, 5.25%                      1.5%

STRATEGIC OUTLOOK

     We believe the economy's stronger-than-expected performance in the second half of 1998 will give way to moderate growth during the first half of 1999. Overall, we feel a stable economic and inflation environment provides the foundation for strong earnings in 1999. The Fund will continue to apply its quantitative strategies to allocate assets among stocks, bonds and cash, taking into consideration factors that affect the economy.

     The Asset Allocation Model does not attempt to predict short-term price movements, but relies on comparing the risk-adjusted "value" of stocks, bonds and cash instruments. At this point in time, there is a high allocation to stocks as we find stocks to be a good value given their earnings prospects versus bonds and cash. This condition can, however, change quickly as stock and bond prices and earnings expectations will change according to news and other events that affect the economy.
---------------
(1) These figures assume the contract owner is still invested at the end of the reporting period. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges.

During the one-year reporting period ended December 31, 1998, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, which can be discontinued at any time, the Fund's returns would have been lower.

The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

The Lehman Brothers U.S. Treasury Bond Index is an unmanaged index comprised of Treasury bonds with maturities averaging between 10 and 30 years. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

The IBC All Taxable Money Fund Average is comprised of the average yields of over 600 taxable money market funds. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

(2) Percentages reflect market value of portfolio.

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 COMMON STOCKS--79.83%
                 CAPITAL GOODS--16.09%
                 AEROSPACE & RELATED--0.64%
    12,551       Boeing Company                                                     $   574,541        $   409,475
     1,612       General Dynamics Corporation                                            70,639             94,504
     2,429       Lockheed Martin Corporation                                            263,312            205,858
       840       Northrop Corporation                                                    80,834             61,425
     4,235       Raytheon Company                                                       232,143            225,514
                                                                                    -----------        -----------
                                                                                    $ 1,221,469        $   996,776
                 BUSINESS SERVICES & TELECOM--0.71%
    13,836       Ameritech Corporation                                              $   629,183        $   876,857
     2,161       Omnicom Group Incorporated                                             105,914            125,338
     2,033       Paychex Incorporated                                                   104,377            104,572
                                                                                    -----------        -----------
                                                                                    $   839,474        $ 1,106,767
                 COMPUTER SYSTEMS & SOFTWARE--9.27%
     4,491       3COM Corporation+                                                  $   138,794        $   201,253
     1,688       Apple Computer Incorporated+                                            53,177             69,103
       588       Autodesk Incorporated                                                   25,184             25,100
     2,728       BMC Software Incorporated+                                             159,185            121,567
    21,349       Compaq Computer Corporation                                            680,532            895,324
     1,929       Computer Sciences                                                      104,659            124,300
       609       Data General Corporation+                                                9,048             10,010
    15,955       Dell Computer Corporation+                                             775,502          1,167,707
     6,185       Electronic Data Systems Corporation                                    247,831            310,795
     6,244       EMC Corporation+                                                       298,969            530,740
     2,015       Gateway 2000 Incorporated+                                             107,700            103,143
    13,045       Hewlett Packard Company                                                907,464            891,137
    11,661       IBM Corporation                                                      1,436,571          2,154,370
    20,952       Intel Corporation                                                    1,747,945          2,484,122
    31,266       Microsoft Corporation+                                               2,902,941          4,336,203
     4,466       Novell Incorporated+                                                    48,408             80,945
     3,458       Parametric Technology Corporation+                                      93,697             56,625
     2,911       Peoplesoft Incorporated+                                                91,402             55,127
     3,129       Seagate Technology+                                                     83,341             94,652
     2,361       Silicon Graphics Incorporated+                                          29,021             30,398
     4,742       Sun Microsystems Incorporated+                                         211,097            406,034
     2,741       SunAmerica Incorporated                                                154,666            222,364
     3,210       Unisys Corporation+                                                     79,834            110,544
                                                                                    -----------        -----------
                                                                                    $10,386,968        $14,481,563

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 CONSTRUCTION & MINING EQUIPMENT--0.22%
       982       Case Corporation                                                   $    44,856        $    21,420
     4,507       Caterpillar Incorporated                                               238,568            207,322
       969       Fluor Corporation                                                       44,074             41,243
     1,060       Sealed Air Corporation+                                                 51,203             54,125
       730       Snap-On Incorporated                                                    29,510             25,413
                                                                                    -----------        -----------
                                                                                    $   408,211        $   349,523
                 ELECTRICAL EQUIPMENT--3.33%
     2,381       American Electric Power Incorporated                               $   111,002        $   112,055
     2,794       AMP Incorporated                                                       111,381            145,463
       526       Foster Wheeler Corporation                                              12,133              6,937
    41,114       General Electric Company                                             3,467,943          4,196,198
     1,232       W W Grainger Incorporated                                               62,685             51,282
     1,032       Harris Corporation                                                      48,463             37,797
     7,532       Motorola Incorporated                                                  410,335            459,923
     2,439       Tellabs Incorporated+                                                  163,461            167,224
       673       Thomas & Betts Corporation                                              35,919             29,149
                                                                                    -----------        -----------
                                                                                    $ 4,423,322        $ 5,206,028
                 ELECTRONICS--0.72%
     1,882       Advanced Micro Devices Incorporated+                               $    43,793        $    54,460
     4,604       Applied Materials Incorporated+                                        160,296            196,533
     1,084       KLA-Tencor Corporation+                                                 38,894             47,019
     1,776       LSI Logic Corporation+                                                  40,217             28,638
     2,611       Micron Technology+                                                      80,087            132,019
     2,115       National Semiconductor Corporation+                                     38,511             28,553
     1,425       New Century Energies Incorporated                                       69,022             69,469
       981       Raychem Corporation                                                     35,938             31,699
     2,387       Rockwell International Corporation                                     128,290            115,919
     4,871       Texas Instruments Incorporated                                         304,413            416,775
                                                                                    -----------        -----------
                                                                                    $   939,461        $ 1,121,084
                 FARM MACHINERY--0.08%
     3,002       Deere & Company                                                    $   156,186        $    99,441
       849       Navistar International Corporation+                                     23,125             24,197
                                                                                    -----------        -----------
                                                                                    $   179,311        $   123,638

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 INDUSTRIAL MACHINERY & RELATED--0.52%
     1,139       Black & Decker Corporation                                         $    60,221        $    63,855
       257       Briggs & Stratton Corporation                                           11,357             12,818
     2,196       Browning Ferris Industries Incorporated                                 71,896             62,449
     1,337       Cooper Industries Incorporated                                          83,261             63,758
     1,655       Danaher Corporation                                                     73,755             89,887
     2,821       Dover Corporation                                                      101,985            103,319
     2,193       Freeport McMoran Copper                                                 34,419             22,889
       700       Harnischfeger Industries Incorporated                                   15,301              7,130
     3,102       Illinois Tool Works Incorporated                                       197,473            195,814
     2,028       Ingersoll Rand Company                                                  92,112             95,189
     1,599       Pall Corporation                                                        33,084             40,475
     1,358       Parker Hannifin Corporation                                             54,874             44,475
       758       Timken Company                                                          25,327             14,307
                                                                                    -----------        -----------
                                                                                    $   855,065        $   816,365
                 INSTRUMENTS--0.45%
     1,126       Andrew Corporation+                                                $    22,759        $    18,579
       574       EG & G Incorporated                                                     15,933             15,964
     5,525       Emerson Electric Company                                               344,732            320,450
     1,873       Guidant Corporation                                                    125,395            206,498
     1,027       Johnson Controls Incorporated                                           57,669             60,593
       608       Perkin Elmer Corporation                                                39,705             59,318
       627       Tektronix Incorporated                                                  23,038             18,849
                                                                                    -----------        -----------
                                                                                    $   629,231        $   700,251
                 OFFICE MACHINES--0.15%
     3,479       Pitney Bowes Incorporated                                          $   173,038        $   229,831
                 TOTAL CAPITAL GOODS                                                $20,055,550        $25,131,826

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 CONSUMER--BASIC--12.81%
                 FOOD & RELATED--1.56%
     7,490       Archer Daniels Midland Corporation                                 $   140,924        $   128,734
     3,558       Bestfoods                                                              191,434            189,464
     5,560       Campbell Soup Company                                                  301,341            305,800
     6,154       Conagra Incorporated                                                   178,109            193,851
     1,740       Darden Restaurants Incorporated                                         27,795             31,320
     1,930       General Mills Incorporated                                             131,598            150,058
     4,513       H J Heinz Company                                                      244,491            255,549
     1,791       Hershey Foods Corporation                                              124,019            111,378
     5,085       Kellogg Company                                                        197,297            173,526
     3,048       Pioneer Hi-Bred International                                          111,758             82,296
     1,746       Quaker Oats Company                                                     96,349            103,887
     3,965       Ralston-Ralston Purina Group                                           137,377            128,367
     4,081       RJR Nabisco Corporation                                                108,591            121,155
    11,504       Sara Lee Corporation                                                   334,899            324,269
     1,512       Wm. Wrigley Jr. Company                                                136,760            135,419
                                                                                    -----------        -----------
                                                                                    $ 2,462,742        $ 2,435,073
                 FOOD STORES--0.61%
     3,451       American Stores Company                                            $    89,260        $   127,471
       501       Great Atlantic & Pacific Tea Incorporated                               14,461             14,842
     3,264       Kroger Company+                                                        143,927            197,472
     6,046       Safeway Incorporated+                                                  332,029            368,428
     1,553       Supervalu Incorporated                                                  34,821             43,484
     4,245       Sysco Corporation                                                      104,077            116,472
     1,851       Winn Dixie Stores Incorporated                                          72,000             83,064
                                                                                    -----------        -----------
                                                                                    $   790,575        $   951,233

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 HEALTHCARE--8.17%
       884       Allergan Incorporated                                              $    41,196        $    57,239
     1,147       Alza Corporation+                                                       51,149             59,931
    16,558       American Home Products                                                 783,160            932,422
       675       Bausch & Lomb Incorporated                                              33,806             40,500
     3,151       Becton Dickinson & Company                                             113,635            134,508
     1,467       Biomet Incorporated                                                     45,284             59,047
    12,483       Bristol Myers Squibb Company                                         1,369,574          1,670,381
     4,892       CVS Corporation                                                        181,658            269,060
     8,152       Columbia HCA Healthcare Corporation                                    242,533            201,762
     1,366       HCR Manor Care+                                                         45,374             40,126
     5,343       Healthsouth Corporation+                                               142,222             82,483
     2,115       Humana Incorporated+                                                    53,506             37,673
     1,996       IMS Health Incorporated                                                102,582            150,573
    16,906       Johnson & Johnson                                                    1,226,012          1,417,991
    13,811       Lilly Eli & Company                                                    946,689          1,227,453
       863       Mallinckrodt Incorporated                                               26,711             26,591
     6,100       Medtronic Incorporated                                                 326,966            452,925
    14,956       Merck & Company Incorporated                                         1,822,783          2,208,814
       556       Millipore Corporation                                                   17,007             15,811
     6,355       Pharmacia & Upjohn Incorporated                                        277,526            359,852
    16,282       Pfizer Incorporated                                                  1,779,331          2,042,373
     1,078       St. Jude Medical Incorporated+                                          38,323             29,847
    18,452       Schering Plough Corporation                                            813,709          1,019,473
       364       Shared Medical System Corporation                                       23,515             18,155
     3,900       Tenet Healthcare Corporation+                                          130,239            102,375
     2,369       United Healthcare Corporation                                          146,147            102,015
                                                                                    -----------        -----------
                                                                                    $10,780,637        $12,759,380
                 HOUSEHOLD PRODUCTS--1.38%
     1,306       Clorox Company                                                     $   117,177        $   152,557
     3,638       Colgate-Palmolive Company                                              316,586            337,879
     2,916       Corning Incorporated                                                   110,557            131,220
    16,650       Procter & Gamble Corporation                                         1,360,465          1,520,353
       736       Tupperware Corporation                                                  19,303             12,098
                                                                                    -----------        -----------
                                                                                    $ 1,924,088        $ 2,154,107
                 TOBACCO--1.10%
    30,569       Philip Morris Companies Incorporated                               $ 1,233,394        $ 1,635,442
     2,328       UST Incorporated                                                        64,487             81,189
                                                                                    -----------        -----------
                                                                                    $ 1,297,881        $ 1,716,631
                 TOTAL CONSUMER--BASIC                                              $17,255,923        $20,016,424

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 CONSUMER--DISCRETIONARY--10.00%
                 AIRLINES--0.25%
     2,305       AMR Corporation+                                                   $   163,199        $   136,859
     1,827       Delta Airlines Incorporated                                            103,314             95,004
     4,213       Southwest Airlines Company                                              78,218             94,529
     1,141       USAir Group Incorporated+                                               74,310             59,332
                                                                                    -----------        -----------
                                                                                    $   419,041        $   385,724
                 APPAREL--0.23%
       685       Reebok International Limited+                                      $    18,727        $    10,189
       962       Fruit of the Loom+                                                      30,165             13,288
     2,838       Limited Incorporated                                                    90,568             82,657
       797       Liz Claiborne Incorporated                                              35,914             25,155
     3,528       Nike Incorporated                                                      157,748            143,105
       483       Russel Corporation                                                      12,789              9,811
     1,473       V F Corporation                                                         72,385             69,047
                                                                                    -----------        -----------
                                                                                    $   418,296        $   353,252
                 BEVERAGE BREWING & DISTRIBUTION--2.13%
       488       Adolph Coors Company                                               $    19,695        $    27,542
       820       Brown Forman Corporation                                                48,141             62,064
    30,907       Coca-Cola Company                                                    2,335,250          2,066,906
     4,932       Coca-Cola Enterprises Incorporated                                     146,804            176,319
       939       Harcourt General Incorporated                                           49,877             49,943
    18,402       Pepsico Incorporated                                                   702,453            753,332
     4,995       Seagrams Company Limited                                               196,240            189,810
                                                                                    -----------        -----------
                                                                                    $ 3,498,460        $ 3,325,916
                 COSMETICS--0.57%
       691       Alberto Culver Company                                             $    19,663        $    18,441
     3,355       Avon Products Incorporated                                             134,413            148,459
    13,890       Gillette Company                                                       756,423            671,061
     1,334       International Flavors & Fragrances Incorporated                         61,832             58,946
                                                                                    -----------        -----------
                                                                                    $   972,331        $   896,907
                 HOTELS--0.11%
     1,253       Harrah Entertainment+                                              $    28,479        $    19,656
     3,309       Hilton Hotels Corporation                                               94,381             63,285
     3,162       Marriott International                                                 100,024             91,698
                                                                                    -----------        -----------
                                                                                    $   222,884        $   174,639
                 HOUSEHOLD GOODS--0.13%
     1,090       Maytag Corporation                                                 $    53,060        $    67,853
     2,064       Newell Company                                                          96,940             85,140
       926       Whirlpool Corporation                                                   58,490             51,277
                                                                                    -----------        -----------
                                                                                    $   208,490        $   204,270

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 LEISURE TIME INDUSTRY--0.47%
     1,240       Brunswick Corporation                                              $    34,534        $    30,690
     1,687       Hasbro Incorporated                                                     61,811             60,943
     5,900       HBO & Company                                                          166,963            169,256
       967       King World Productions Incorporated+                                    25,418             28,466
     3,609       Mattel Incorporated                                                    142,994             82,330
     2,270       Mirage Resorts Incorporated+                                            48,684             33,908
     4,346       Viacom Incorporated+                                                   252,896            321,604
                                                                                    -----------        -----------
                                                                                    $   733,300        $   727,197
                 MOTOR VEHICLES & EQUIPMENT--1.32%
     7,086       Allied Signal Incorporated                                         $   299,608        $   313,998
       501       Cummins Engine Incorporated                                             24,847             17,786
       890       Eaton Corporation                                                       74,364             62,912
    15,164       Ford Motor Company                                                     727,919            889,937
     8,205       General Motors Corporation                                             558,438            587,170
     2,262       Genuine Parts Company                                                   77,556             75,636
       953       Paccar Incorporated                                                     51,056             39,192
     1,484       TRW Incorporated                                                        78,675             83,382
                                                                                    -----------        -----------
                                                                                    $ 1,892,463        $ 2,070,013
                 PHOTOGRAPHIC EQUIPMENT--0.50%
     4,027       Eastman Kodak Company                                              $   295,274        $   289,944
       568       Polaroid Corporation                                                    20,699             10,615
     4,091       Xerox Corporation                                                      439,256            482,738
                                                                                    -----------        -----------
                                                                                    $   755,229        $   783,297
                 RESTAURANTS--0.50%
     8,415       McDonalds Corporation                                              $   529,361        $   644,799
     1,883       Tricon Global Restaurants+                                              60,786             94,385
     1,575       Wendy's International Incorporated                                      36,389             34,355
                                                                                    -----------        -----------
                                                                                    $   626,536        $   773,539
                 RETAIL & RELATED--2.54%
     2,739       Costco Companies Incorporated+                                     $   155,471        $   197,722
     5,460       Dayton Hudson Corporation                                              237,851            296,205
     1,356       Dillards Incorporated                                                   49,423             38,477
     2,338       Dollar General Corporation                                              78,069             55,235
     2,591       Federated Department Stores Incorporated+                              128,596            112,870
     1,969       Fred Meyer Incorporated+                                                93,793            118,632
       505       Jostens Incorporated                                                    11,980             13,225
     6,190       K-Mart Corporation+                                                    107,513             94,784
     1,997       Kohls Corporation+                                                     109,884            122,690
     3,148       J C Penney Incorporated                                                210,220            147,563
     3,293       Rite Aid Corporation                                                   111,604            163,209
     3,886       Staples Incorporated+                                                  111,665            169,770
     4,059       TJX Companies Incorporated                                              95,792            117,710
     1,810       Venator Group Incorporated+                                             31,196             11,652
    28,321       Wal-Mart Stores Incorporated                                         1,567,358          2,306,390
                                                                                    -----------        -----------
                                                                                    $ 3,100,415        $ 3,966,134

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 RETAIL STORES--SPECIALTY--1.14%
     3,063       Albertsons Incorporated                                            $   146,666        $   195,075
     1,886       Autozone Incorporated+                                                  56,259             62,120
       893       Ceridian Corporation+                                                   50,280             62,343
     1,279       Circuit City Stores Incorporated                                        53,392             63,870
     1,427       Consolidated Stores Corporation+                                        50,532             28,808
     7,333       GAP Incorporated                                                       271,121            412,481
       506       Longs Drug Stores Corporation                                           15,971             18,975
     2,914       May Department Stores                                                  182,799            175,933
     1,907       Nordstrom Incorporated                                                  62,172             66,149
       864       Pep Boys Manny Moe & Jack                                               17,275             13,554
     4,808       Sears Roebuck & Company                                                266,576            204,340
     1,274       Tandy Corporation                                                       59,069             52,473
     3,351       Toys "R" Us Incorporated+                                               87,623             56,548
     6,233       Walgreen Company                                                       239,415            365,020
                                                                                    -----------        -----------
                                                                                    $ 1,559,150        $ 1,777,689
                 RUBBER & PLASTIC--0.11%
     1,021       Cooper Tire & Rubber Company                                       $    22,339        $    20,867
     1,935       Goodyear Tire & Rubber                                                 127,702             97,597
     1,862       Rubbermaid Incorporated                                                 57,145             58,537
                                                                                    -----------        -----------
                                                                                    $   207,186        $   177,001
                 TEXTILE--0.01%
       204       Springs Industries Incorporated                                    $    10,769        $     8,453
                 TOTAL CONSUMER--DISCRETIONARY                                      $14,624,550        $15,624,031

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 ENERGY & RELATED--5.16%
     1,100       Amerada Hess Corporation                                           $    59,990        $    54,725
     3,133       Amgen Incorporated+                                                    194,195            327,594
     9,481       Amoco Corporation                                                      424,802            559,379
     1,550       Anadarko Petroleum Corporation                                          53,837             47,855
     1,278       Apache Corporation                                                      40,471             32,349
       985       Ashland Incorporated                                                    51,443             47,649
     4,007       Atlantic Richfield                                                     303,287            261,457
     4,084       Baker Hughes Incorporated                                              126,678             72,235
     2,241       Burlington Resources Incorporated                                       92,596             80,255
     8,206       Chevron Corporation                                                    680,994            680,585
       314       Eastern Enterprises                                                     12,958             13,738
       964       Eastman Chemical Company                                                61,867             43,139
    30,519       Exxon Corporation                                                    2,188,494          2,231,702
     5,567       Halliburton Company                                                    255,963            164,922
       624       Helmerich & Payne Incorporated                                          16,382             12,090
       598       Kerr McGee Corporation                                                  35,620             22,874
     9,748       Mobil Corporation                                                      747,839            849,295
     4,416       Occidental Petroleum Corporation                                       116,872             74,520
         1       Octel Corporation+                                                           6                  3
     1,402       Oryx Energy Company+                                                    30,738             18,839
        22       Pennzoil Energy Company                                                    393                359
        22       Pennzoil-Quaker State Company+                                             402                325
     3,218       Phillips Petroleum Company                                             149,914            137,167
     1,106       Rowan Companies Incorporated+                                           26,689             11,060
    26,950       Royal Dutch Petroleum - Sponsored ADR                                1,462,218          1,290,219
     6,844       Schlumberger Limited                                                   483,974            315,680
     1,247       Sigma Aldrich Corporation                                               44,846             36,630
     1,196       Sunoco Incorporated                                                     47,408             43,130
     6,704       Texaco Incorporated                                                    400,050            354,474
     2,003       Thermo Electron Corporation+                                            63,798             33,925
     3,141       Union Pacific Resources                                                 60,993             28,465
     3,063       Unocal Corporation                                                     115,244             89,400
     3,915       USX-Marathon Group Company                                             132,937            117,939
       977       W R Grace & Company+                                                    17,859             15,327
                                                                                    -----------        -----------
                                                                                    $ 8,501,757        $ 8,069,305

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 FINANCE--12.27%
                 BANKS--6.64%
     3,672       BB & T Corporation                                                 $   123,919        $   148,028
     9,557       Bank of New York Incorporated                                          281,012            384,669
    14,706       Banc One Corporation                                                   780,667            750,925
    21,765       Bank of America Corporation                                          1,550,955          1,308,621
     3,637       Bank of Boston Corporation                                             179,961            141,616
     1,171       Bankers Trust New York Corporation                                     139,802            100,047
    10,609       Chase Manhattan Corporation                                            705,862            722,075
    28,571       Citigroup Incorporated                                               1,629,127          1,414,265
     1,940       Comerica Incorporated                                                  125,174            132,284
     3,342       Fifth Third Bancorp                                                    183,078            238,326
    12,365       First Union Corporation                                                718,669            751,947
     7,118       Fleet Financial Group Incorporated                                     286,925            318,086
     2,708       Huntington Bancshares Incorporated                                      81,430             81,409
     5,685       Keycorp                                                                207,445            181,920
     9,494       MBNA Corporation                                                       204,095            236,757
     3,248       Mellon Bank Corporation                                                223,917            223,300
     1,969       Mercantile Bancorporation Incorporated                                 100,729             90,820
     2,154       J P Morgan & Company Incorporated                                      271,310            226,305
     4,091       National City Corporation                                              272,010            296,598
     1,366       Northern Trust Corporation                                              96,076            119,269
     3,778       PNC Bank Corporation                                                   212,551            204,484
     1,810       Providian Financial Corporation                                         79,238            135,750
     1,334       Republic New York Corporation                                           81,446             60,780
     2,237       Summit Bancorp                                                         106,070             97,729
     2,602       Suntrust Banks Incorporated                                            196,250            199,053
     3,341       Synovus Financial Corporation                                           74,787             81,437
     1,693       Union Planters Corporation                                              84,189             76,714
     9,163       U.S. Bancorp                                                           367,223            325,287
     2,552       Wachovia Corporation                                                   208,472            223,141
     7,463       Washington Mutual Incorporated                                         320,000            284,993
    20,304       Wells Fargo & Company**                                                737,513            810,891
                                                                                    -----------        -----------
                                                                                    $10,629,902        $10,367,526

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 FINANCE COMPANIES--3.04%
     5,724       American Express Company                                           $   575,026        $   585,279
     9,036       Associates First Capital Corporation                                   332,876            382,901
     1,443       Bear Stearns Companies Incorporated                                     77,558             53,932
       817       Capital One Financial Corporation                                       96,795             93,955
     2,122       Cincinnati Financial Corporation                                        86,018             77,718
     1,435       Countrywide Credit Industries                                           66,490             72,019
     2,145       Dun & Bradstreet Corporation                                            64,049             67,702
     8,522       Federal Home Loan Mortgage Corporation                                 388,232            549,136
    13,039       Federal National Mortgage Association                                  785,179            964,886
     3,141       Franklin Resources Incorporated                                        157,380            100,512
       725       Golden West Financial Corporation                                       71,074             66,473
     6,058       Household International Incorporated                                   258,673            240,048
     1,496       Lehman Brothers Holding                                                102,034             65,918
     4,382       Merrill Lynch & Company                                                368,978            292,499
     7,190       Morgan Stanley Dean Witter & Company                                   537,637            510,490
     2,761       Regions Financial Corporation                                           98,010            111,303
     2,055       SLM Holding Corporation                                                 97,047             98,640
     5,009       Charles Schwab Corporation                                             121,026            281,443
     1,980       State Street Corporation                                               131,555            137,734
                                                                                    -----------        -----------
                                                                                    $ 4,415,637        $ 4,752,588
                 FINANCIAL SERVICES--0.05%
     1,128       Moore Limited Corporation                                          $    15,897        $    12,408
     1,293       H&R Block Incorporated                                                  56,163             58,185
                                                                                    -----------        -----------
                                                                                    $    72,060        $    70,593

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 INSURANCE COMPANIES--2.55%
     1,844       Aetna Incorporated                                                 $   143,701        $   144,985
    10,328       Allstate Corporation                                                   462,519            398,919
     3,150       American Gen Corporation                                               210,446            245,700
    13,229       American International Group Incorporated                            1,146,721          1,278,252
     2,151       AON Corporation                                                        136,334            119,112
     2,593       CIGNA Corporation                                                      179,088            200,471
     2,072       Chubb Corporation                                                      154,297            134,421
     3,954       Conseco Incorporated                                                   174,369            120,844
     2,864       Hartford Financial Service Group                                       155,437            157,162
     1,307       Jefferson Pilot Corporation                                             75,125             98,025
     1,285       Lincoln National Corporation                                           113,122            105,129
     1,267       MBIA Incorporated                                                       89,625             83,068
     1,392       MGIC Investment Corporation                                             80,285             55,419
     3,215       Marsh & McLennan Companies                                             183,877            187,877
       892       Progressive Corporation                                                117,889            151,083
     1,659       Provident Companies Incorporated                                        59,618             68,849
     1,750       Safeco Corporation                                                      80,993             75,141
     2,966       St. Paul Companies Incorporated                                        121,096            103,069
     1,763       Torchmark Corporation                                                   64,574             62,256
       790       Transamerica Corporation                                                88,834             91,245
     1,748       Unum Corporation                                                        97,905            102,040
                                                                                    -----------        -----------
                                                                                    $ 3,935,855        $ 3,983,067
                 TOTAL FINANCE                                                      $19,053,454        $19,173,774


                 GENERAL BUSINESS--4.49%
                 BROADCASTERS--1.21%
     8,854       CBS Corporation                                                    $   286,079        $   289,969
     3,274       Clear Channel Communications+                                          153,589            178,433
     4,631       Comcast Corporation                                                    177,011            271,782
     6,797       Tele Communications Group+                                             244,799            375,959
    25,767       Walt Disney Company                                                    954,401            773,010
                                                                                    -----------        -----------
                                                                                    $ 1,815,879        $ 1,889,153

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 BUSINESS SERVICES--1.75%
       813       Adobe Systems Incorporated                                         $    36,216        $    38,008
       223       America Online Incorporated                                             34,175             32,279
     3,795       Automatic Data Processing Incorporated                                 253,356            304,312
    10,713       Cendant Corporation+                                                   223,954            204,217
     6,734       Computer Associate International Incorporated                          353,153            287,037
     1,046       De Luxe Corporation                                                     36,189             38,244
     1,201       Dow Jones & Company Incorporated                                        59,374             57,798
     1,863       Equifax Incorporated                                                    69,953             63,690
     1,831       FDX Corporation+                                                       115,112            162,959
     5,586       First Data Corporation                                                 178,892            177,006
     1,794       Interpublic Group Companies Incorporated                               108,975            143,072
       549       National Service Industries Incorporated                                26,298             20,862
    12,246       Oracle Corporation+                                                    326,150            528,109
     1,715       R R Donnelley & Sons                                                    74,750             75,138
     3,201       Service Corporation International                                      126,252            121,838
     1,464       Solectron Corporation+                                                 136,679            136,061
     7,230       Waste Management Incorporated                                          363,658            337,099
                                                                                    -----------        -----------
                                                                                    $ 2,523,136        $ 2,727,729
                 MULTI-INDUSTRY--0.47%
     2,445       Allegheny Teledyne Incorporated                                    $    56,369        $    49,970
     2,154       Cabletron Systems Incorporated+                                         26,931             18,040
     3,005       Homestake Mining Company                                                32,805             27,608
     1,402       Loews Corporation                                                      133,133            137,747
     1,515       Mortan International Incorporated                                       44,724             37,118
     1,999       Textron Incorporated                                                   152,094            151,799
     2,822       United Technologies Corporation                                        263,668            306,893
                                                                                    -----------        -----------
                                                                                    $   709,724        $   729,175
                 NEWSPAPER--0.33%
     3,512       Gannett Incorporated                                               $   226,945        $   232,450
     1,025       Knight Ridder Incorporated                                              57,380             52,403
     2,341       New York Times Company                                                  80,861             81,203
     1,036       Times Mirror                                                            64,081             58,015
     1,481       Tribune Company                                                         97,826             97,745
                                                                                    -----------        -----------
                                                                                    $   527,093        $   521,816
                 PUBLISHING--0.73%
       860       American Greetings Company                                         $    39,654        $    35,314
     1,288       McGraw-Hill Incorporated                                               100,586            131,215
       650       Meredith Corporation                                                    26,735             24,619
    15,366       Time Warner Incorporated                                               629,621            953,652
                                                                                    -----------        -----------
                                                                                    $   796,596        $ 1,144,800
                 TOTAL GENERAL BUSINESS                                             $ 6,372,428        $ 7,012,673

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 MANUFACTURING--PROCESSING--5.79%
                 ALUMINUM--0.26%
     2,266       AES Corporation+                                                   $     83,572       $    107,352
     2,869       Alcan Aluminum Limited                                                   85,066             77,642
     2,306       Aluminum Company of America                                             166,125            171,940
       849       Reynolds Metals Company                                                  51,623             44,732
                                                                                    ------------       ------------
                                                                                    $    386,386       $    401,666
                 CHEMICALS--1.88%
     2,956       Air Products & Chemicals Incorporated                              $    122,396       $    118,240
     4,962       Boston Scientific Corporation+                                          171,026            133,044
     2,761       Dow Chemical Company                                                    261,905            251,078
    14,142       Dupont E I de Nemours                                                   989,063            750,410
     1,645       Ecolab Incorporated                                                      51,663             59,528
     1,807       Engelhard Corporation                                                    38,230             35,237
       721       Great Lakes Chemical Corporation                                         29,995             28,840
     1,305       Hercules Incorporated                                                    53,404             35,724
     7,851       Monsanto Corporation                                                    412,443            372,923
       795       Nalco Chemical Company                                                   28,951             24,645
     1,947       Praxair Incorporated                                                     91,753             68,632
     2,054       Rohm & Haas Company                                                      71,664             61,877
     3,017       Sempra Energy                                                            80,454             76,555
     2,203       Sherwin Williams Company                                                 70,808             64,713
     1,691       Union Carbide                                                            83,859             71,868
    10,328       Warner Lambert Company                                                  671,952            776,537
                                                                                    ------------       ------------
                                                                                    $  3,229,566       $  2,929,851
                 CONTAINERS--0.10%
       414       Ball Corporation                                                   $     15,932       $     18,940
       652       Bemis Incorporated                                                       27,086             24,735
     1,531       Crown Cork & Seal                                                        73,613             47,174
     1,999       Owens-Illinois Incorporated+                                             79,251             61,219
                                                                                    ------------       ------------
                                                                                    $    195,882       $    152,068
                 MACHINERY--0.02%
       727       McDermott International Incorporated                               $     27,091       $     17,948
       517       Milacron Incorporated                                                    13,720              9,952
        83       Nacco Industries Incorporated                                            12,648              7,635
                                                                                    ------------       ------------
                                                                                    $     53,459       $     35,535
                 MEDICAL SUPPLIES--0.17%
       691       C R Bard Incorporated                                              $     24,800       $     34,205
     3,575       Baxter International Incorporated                                       199,559            229,917
                                                                                    ------------       ------------
                                                                                    $    224,359       $    264,122

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 MINING--0.32%
     4,694       Barrick Gold Corporation                                           $     94,607       $     91,533
     2,993       Battle Mountain Gold Company                                             17,413             12,345
     4,957       Minnesota Mining & Manufacturing Company                                436,500            352,567
     2,136       Newmont Mining Corporation                                               55,433             38,582
                                                                                    ------------       ------------
                                                                                    $    603,953       $    495,027
                 MULTI-INDUSTRY--1.61%
       393       Aeroquip-Vickers Incorporated                                      $     21,741       $     11,765
       898       B F Goodrich Company                                                     41,661             32,215
     6,921       Carnival Corporation                                                    297,820            332,208
     8,083       Unilever New York                                                       611,410            670,384
     6,005       Anheuser-Busch Companies Incorporated                                   289,054            394,078
       377       FMC Corporation+                                                         25,698             21,112
     2,193       Fortune Brands Incorporated                                              77,403             69,354
     1,525       Honeywell Incorporated                                                  129,253            114,852
     1,359       ITT Industries Incorporated                                              48,812             54,020
     2,256       PPG Industries Incorporated                                             152,777            131,412
     2,175       Tenneco Incorporated                                                     86,724             74,085
     8,058       Tyco International Limited                                              434,620            607,875
                                                                                    ------------       ------------
                                                                                    $  2,216,973       $  2,513,360
                 NON-FERROUS METAL--0.08%
       521       Asarco Incorporated                                                $     11,363       $      7,848
     1,176       Cyprus Amax Minerals                                                     17,598             11,760
     2,142       Inco Limited                                                             30,927             22,625
       711       Phelps Dodge Corporation                                                 43,966             36,172
     3,182       Placer Dome Incorporated                                                 41,524             36,593
     1,210       Worthington Industries Incorporated                                      19,403             15,125
                                                                                    ------------       ------------
                                                                                    $    164,781       $    130,123
                 PAPER PRODUCTS--0.58%
     1,484       Avery Dennison Corporation                                         $     76,052       $     66,873
     2,810       Fort James Corporation                                                  124,552            112,400
     1,809       IKON Office Solutions Incorporated                                       33,754             15,490
     3,864       International Paper Company                                             188,894            173,155
     6,859       Kimberly Clark Corporation                                              329,544            373,815
     1,291       Mead Corporation                                                         42,737             37,842
       687       Temple Inland Incorporated                                               40,831             40,748
       828       Union Camp Corporation                                                   46,228             55,890
     1,261       Westvaco Corporation                                                     35,888             33,810
                                                                                    ------------       ------------
                                                                                    $    918,480       $    910,023
                 PHARMACEUTICALS--0.72%
    19,040       Abbott Laboratories                                                $    728,525       $    932,960
     2,572       Cardinal Health Incorporated                                            160,524            195,150
                                                                                    ------------       ------------
                                                                                    $    889,049       $  1,128,110

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 STEEL--0.06%
     1,716       Bethlehem Steel Corporation+                                       $     21,101       $     14,372
     1,119       Nucor Corporation                                                        58,797             48,397
     1,103       USX-U.S. Steel Group                                                     36,727             25,369
                                                                                    ------------       ------------
                                                                                    $    116,625       $     88,138
                 TOTAL MANUFACTURING--PROCESSING                                    $  8,999,513       $  9,048,023
                 SHELTER--1.34%
                 CONSTRUCTION MATERIALS--1.13%
       524       Armstrong World Industries Incorporated                            $     38,485       $     31,604
       868       Crane Company                                                            28,354             26,203
    19,623       Home Depot Incorporated                                                 760,452          1,200,682
     1,346       Louisiana Pacific Corporation                                            27,560             24,649
     4,352       Lowes Company                                                           154,574            222,768
     4,264       Masco Corporation                                                       121,382            122,590
       658       Owens Corning                                                            26,717             23,318
     1,132       Stanley Works                                                            51,870             31,413
       717       Centex Corporation                                                       25,723             32,310
       480       Fleetwood Enterprises Incorporated                                       19,185             16,680
       510       Kaufman & Broad Home Corporation                                         13,188             14,663
       544       Pulte Corporation                                                        15,021             15,130
                                                                                    ------------       ------------
                                                                                    $  1,282,511       $  1,762,010
                 FOREST PRODUCTS--0.21%
       685       Boise Cascade Corporation                                          $     23,502       $     21,235
     1,252       Champion International Corporation                                       60,300             50,706
     1,139       Georgia Pacific Corporation                                              77,838             66,703
       401       Potlatch Corporation                                                     17,042             14,787
     2,480       Weyerhaeuser                                                            128,515            126,015
     1,363       Willamette Industries Incorporated                                       47,573             45,661
                                                                                    ------------       ------------
                                                                                    $    354,770       $    325,107
                 TOTAL SHELTER                                                      $  1,637,281       $  2,087,117
                 TRANSPORTATION--0.48%
     5,897       Burlington Northern Santa Fe                                       $    195,392       $    199,024
     2,678       CSX Corporation                                                         133,794            111,137
     2,109       Dana Corporation                                                        105,576             86,205
     4,132       Laidlaw Incorporated                                                     50,456             41,578
     4,739       Norfolk Southern Corporation                                            152,335            150,167
       894       Ryder Systems Incorporated                                               28,732             23,244
     3,078       Union Pacific Corporation                                               158,379            138,702
                                                                                    ------------       ------------
                                                                                    $    824,664       $    750,057

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 UTILITIES--11.40%
                 ELECTRIC--2.26%
     1,733       Ameren Corporation                                                 $     67,850       $     73,977
     1,841       Baltimore Gas & Electric Company                                         57,625             56,841
     1,870       Carolina Power & Light Company                                           79,177             88,007
     2,716       Central & Southwest Corporation                                          73,323             74,520
     2,047       Cinergy Corporation                                                      68,430             70,366
     2,954       Consolidated Edison Incorporated                                        134,192            156,193
     4,445       Edison International                                                    128,475            123,904
     3,149       Entergy Corporation                                                      84,087             98,013
     2,283       FPL Group Incorporated                                                  140,549            140,690
     1,624       GPU Incorporated                                                         62,914             71,761
     3,633       Houston Industries Incorporated                                         106,795            116,710
     2,386       Niagara Mohawk Power Corporation+                                        33,290             38,474
     1,956       Northern States Power Company                                            54,588             54,279
     2,821       PECO Energy                                                              76,439            117,424
     4,818       Pacific Gas & Electric Company                                          148,298            151,767
     1,930       PP & L Resources Incorporated                                            44,028             53,799
     3,793       Pacificorp                                                               84,946             79,890
     2,896       Public Service Enterprise Group                                          99,506            115,840
    24,616       SBC Communications                                                    1,038,435          1,320,033
     8,728       Southern Company                                                        232,637            253,658
     3,595       Texas Utilities Company                                                 144,541            167,842
     2,660       Unicom Corporation (Formerly Commonwealth Edison)                        90,749            102,576
                                                                                    ------------       ------------
                                                                                    $  3,050,874       $  3,526,564
                 GAS & PIPELINE--0.83%
     2,724       Coastal Corporation                                                $     95,326       $     95,170
     1,008       Columbia Energy Group                                                    54,103             58,212
     1,248       Consolidated Natural Gas Company                                         67,588             67,392
     1,815       Detroit Energy Company                                                   73,146             77,818
     2,422       Dominion Resource Incorporated                                           97,178            113,229
     4,557       Duke Energy Corporation                                                 266,115            291,933
     4,093       Enron Corporation                                                       211,902            233,557
     3,006       First Energy Corporation                                                 89,363             97,883
       604       NICOR Incorporated                                                       23,489             25,519
       423       Oneok Incorporated                                                       16,102             15,281
       465       Peoples Energy Corporation                                               16,937             18,542
     1,350       Sonat Incorporated                                                       52,996             36,534
     5,339       Williams Companies Incorporated                                         161,591            166,510
                                                                                    ------------       ------------
                                                                                    $  1,225,836       $  1,297,580

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                   COST              VALUE
                 TELECOMMUNICATIONS--8.32%
     7,162       Airtouch Communications+                                           $    374,293       $    516,559
     3,501       Alltel Corporation                                                      153,072            209,404
    22,668       American Telephone & Telegraph Corporation                            1,324,534          1,705,767
     2,728       Ascend Communications Incorporated+                                     131,510            179,366
    19,459       Bell Atlantic Corporation                                               917,181          1,031,327
    24,562       Bellsouth Corporation                                                   827,729          1,225,030
    19,797       Cisco Systems Incorporated+                                           1,100,060          1,837,409
     2,125       Frontier Corporation                                                     64,031             72,250
     2,147       General Instrument Corporation+                                          54,630             72,864
    12,127       GTE Corporation                                                         695,424            817,815
    16,550       Lucent Technologies Incorporated                                      1,272,419          1,820,500
    23,002       MCI Worldcom Incorporated+                                            1,043,464          1,650,394
     7,637       Media One Group Incorporated+                                           298,784            358,939
     3,593       Nextel Communications Incorporated                                       91,129             84,885
     8,149       Northern Telecom Limited - Sponsored ADR                                452,231            408,469
       923       Scientific Atlanta Incorporated                                          21,049             21,056
     5,386       Sprint Corporation (FON Group)                                          337,013            453,097
     5,205       Sprint Corporation (PCS Group)+                                          86,515            120,366
     6,287       U.S. West Incorporated                                                  324,788            406,297
                                                                                    ------------       ------------
                                                                                    $  9,569,856       $ 12,991,794
                 TOTAL UTILITIES                                                    $ 13,846,566       $ 17,815,938
                 TOTAL COMMON STOCKS                                                $111,171,686       $124,729,168

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

                                                                              INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                           RATE           DATE             VALUE
                 U.S. TREASURY SECURITIES--17.93%
                 U.S. TREASURY BONDS--17.93%
$2,000,000       U.S. Treasury Bonds                                            8.88%        02/15/19       $   2,848,440
   850,000       U.S. Treasury Bonds                                            8.13         08/15/19           1,135,150
 2,700,000       U.S. Treasury Bonds                                            8.50         02/15/20           3,743,712
 1,100,000       U.S. Treasury Bonds                                            8.75         05/15/20           1,562,176
 2,050,000       U.S. Treasury Bonds                                            8.75         08/15/20           2,917,396
 1,150,000       U.S. Treasury Bonds                                            7.25         08/15/22           1,431,394
   450,000       U.S. Treasury Bonds                                            7.63         11/15/22             583,313
   350,000       U.S. Treasury Bonds                                            7.13         02/15/23             431,319
 2,900,000       U.S. Treasury Bonds                                            6.00         02/15/26           3,163,262
   550,000       U.S. Treasury Bonds                                            6.75         08/15/26             658,884
   100,000       U.S. Treasury Bonds                                            6.50         11/15/26             116,281
 1,050,000       U.S. Treasury Bonds                                            6.63         02/15/27           1,241,951
 2,700,000       U.S. Treasury Bonds                                            6.38         08/15/27           3,103,299
 1,550,000       U.S. Treasury Bonds                                            6.13         11/15/27           1,735,024
   950,000       U.S. Treasury Bonds                                            5.50         08/15/28             994,384
 2,300,000       U.S. Treasury Bonds                                            5.25         11/15/28           2,354,625
                                                                                                            -------------
                 TOTAL U.S. TREASURY SECURITIES                                                             $  28,020,610
                 (Cost $25,703,221)
                 SHORT-TERM INSTRUMENTS--2.61%
                 U.S. TREASURY BILLS--2.61%
$  153,000       U.S. Treasury Bills                                            3.88++       01/14/1999     $     152,769
 3,941,000       U.S. Treasury Bills                                            4.37++       02/04/1999         3,924,309
                                                                                                            -------------
                 TOTAL SHORT-TERM INSTRUMENTS                                                               $   4,077,078
                 (Cost $4,077,078)

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $140,951,985)* (Notes 1 and 3)    100.38%                   $156,826,856
                 Other Assets and Liabilities, Net        (0.38)                      (585,923)
                                                         ------                    ------------
                 TOTAL NET ASSETS                        100.00%                   $156,240,933
                                                         ======                    ============

--------------------------------------------------------------------------------
 + Non-income earning securities.
 ++ Yield to maturity.
** Security of an affiliate of the Fund with a cost of $737,513.
 * Cost for federal income tax purposes is $140,991,424 and net unrealized appreciation consists of:

                  Gross Unrealized Appreciation          $ 21,916,447
                  Gross Unrealized Depreciation            (6,081,015)
                                                         ------------
                  NET UNREALIZED APPRECIATION            $ 15,835,432
                                                         ============

The accompanying notes are an integral part of these financial statements.

                               EQUITY VALUE FUND

     The LAT Equity Value Fund (the "Fund") seeks to provide investors with long-term capital appreciation. The Fund invests primarily in common stocks, and may invest in debt securities that are convertible into common stocks of both domestic and foreign companies, implementing a value strategy that targets "out of favor" stocks. Our portfolio managers believe these companies are underpriced relative to market indicators, making them hidden opportunities for capital appreciation.

     Rex Wardlaw and Allen Wisniewski manage the LAT Equity Value Fund. Mr. Wardlaw brings 11 years of investment experience to the Fund. He specializes in value-style investing and has been managing investments at Wells Fargo and Wells Capital Management Incorporated since 1993. Mr. Wardlaw earned a BA in Chemistry from Northwest Nazarene College and an MBA with honors in Finance from the University of Oregon. He is also a Chartered Financial Analyst. Mr. Wisniewski received his BA and MBA in Economics and Finance from the University of California at Los Angeles. In his 13 years of experience in the securities industry his main focus has been on equities. Mr. Wisniewski is a Chartered Financial Analyst and a member of the Los Angeles Society of Financial Analysts. The fund managers work together to bring disciplined investment expertise to equity investing.

PERFORMANCE SUMMARY

     The LAT Equity Value Fund commenced operations on May 1, 1998. For the eight-month period ending December 31, 1998, the Fund reported an average annual total return of -3.76%, underperforming its benchmark, the S&P 500 Index, which returned 13.80% over the same period.

     The Fund underperformed its benchmark in part because the Fund maintained its portfolio in securities of smaller average market capitalization than the S&P 500 Index and large capitalization stocks were the best performing portion of the S&P 500 Index this year. Throughout the year, the small- to mid-capitalization market was negatively impacted by uncertain economic conditions, both in the United States and abroad. Stocks with value characteristics like low price-to-earnings ratios often underperform in periods of economic uncertainty or slowing growth in the economy.

     Another reason the Fund lagged its benchmark centers on its value investment style. The U.S. economy was subject to volatile market conditions caused by international economic problems in markets such as Asia, Russia and Latin America. One outcome of these conditions was a "flight to quality" in which investors moved into larger stocks with excellent liquidity. Value stocks, by definition, tend to be smaller and less liquid, and as a result were out of favor and did not perform as well as larger growth stocks. (Liquidity, in this instance, refers to how easily large blocks of shares can trade without impacting the market price of a stock.)

     During the eight-month reporting period, the Fund's share price decreased from $10.00 on May 1, 1998, to $9.55 on December 31, 1998. The Fund distributed $0.07 per share in dividend income, and no capital gains were distributed from the Fund. Keep in mind that past performance is no guarantee of future results.

TOTAL RETURNS (AS OF DECEMBER 31, 1998)(1)

Year-to-date                          -3.76%
Since Inception                       -3.76%

                             LAT EQUITY VALUE FUND
[LAT EQUITY VALUE PERFORMANCE GRAPH]

                                                   LAT EQUITY VALUE            S&P 500 INDEX
APR-98                                                   10000                     10000
MAY-98                                                    9680                      9828
JUN-98                                                    9739                     10227
JUL-98                                                    9268                     10119
AUG-98                                                    8156                      8656
SEP-98                                                    8626                      9211
OCT-98                                                    9199                      9959
NOV-98                                                    9460                     10563
DEC-98                                                    9624                     11171

PORTFOLIO REVIEW

PORTFOLIO DATA (AS OF DECEMBER 31, 1998)

Number of Issues                                 56
Portfolio Turnover Ratio                        27%
Median Market Capitalization          $11.2 Billion

     Companies such as Phillip Morris, American Stores and Food Lion Inc. helped to boost the Fund's return. Historically, these types of companies do well because demand for their products remains constant despite economic conditions. In addition, the telecommunication sector had a positive impact on the Fund. Looking ahead, we believe long distance and local telecommunications companies will continue to perform well as a result of the Internet boom.

TOP FIVE INDUSTRY HOLDINGS (AS OF DECEMBER 31, 1998)(2)

Utilities                                        20%
Finance                                          15%
Insurance Companies                              14%
Energy                                           12%
Manufacturing Processing                          9%

     The utility sector represented 20% of the Fund's portfolio as of December 31, 1998. In a declining interest rate environment, investors typically look to the stability of utilities as an attractive place to invest, causing prices to increase. For example, Montana Power Company was one of the top performers for the Fund. This company is primarily known as an electric utility, however it also owns a fiber-optic telecommunications business unit with significant potential for expansion and profit. This, in addition to its strong management team, made Montana Power Company a great performer for our portfolio in 1998.

     The stocks we held in the healthcare sector did not perform well for the Fund as the market tended to reward growth, not value in this sector. In addition, the Fund's HMO and long-term care stocks were negatively affected by recent Medicare legislation passed by the U.S. Congress.

TOP TEN EQUITY HOLDINGS (AS OF DECEMBER 31, 1998)(2)

International Business Machines Corporation            3.2%
Chase Manhattan Corporation                            3.1%
Cigna Corporation                                      2.9%
Montana Power Company                                  2.9%
Philip Morris Companies Incorporated                   2.8%
American Telegraph and Telephone Corporation           2.8%
Fremont General Corporation                            2.6%
Cabot Corporation                                      2.6%
North Fork Bancorporation                              2.6%
GTE Corporation                                        2.5%

     IBM was our largest position as of December 31, 1998 and has performed well for the Fund. It was not hurt by its global exposure and has benefited from the rapid growth of Internet usage. In addition to making computer hardware, IBM has a recurring revenue stream from software and service contracts that provides stability to the earnings stream. We will continue to focus on companies such as IBM, that are run by smart, effective managers with an ownership stake in the company. One of our key criteria in stock selection is finding managers with an incentive to perform in the shareholders' best interest.

STRATEGIC OUTLOOK

     We believe that the stronger than anticipated performance of the economy in the second half of 1998 will lead to moderate growth during the first half of 1999. While growth stocks outperformed value stocks in 1998, we feel the Federal Reserve Board's moves to ease monetary policy have set the stage for the cycle to turn. In addition, with international markets beginning to recover, U.S. investors may consider value as they return from their "flight to quality". As a result, we believe this is a favorable time to purchase stocks that are undervalued and will continue to focus on companies that have a catalyst to reverse the conditions that cause low valuations.

     Based on this outlook, we have focused on telecommunication stocks as they make up a large segment of the value "universe". In addition, we currently maintain a significant position in financial and utility stocks, as we believe these are promising value sectors and will continue to provide positive returns. Overall, we believe that the Fund is well positioned as we continue to focus on high-quality, undervalued stocks.
---------------
(1) These figures assume the contract owner is still invested at the end of the reporting period. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges.

During the eight-month reporting period ended December 31, 1998, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, which can be discontinued at any time, the Fund's returns would have been lower.

The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

(2) Percentages reflect market value of portfolio.

LIFE & ANNUITY TRUST EQUITY VALUE FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 COMMON STOCKS--96.71%
                 CAPITAL GOODS--5.84%
     2,150       Harris Corporation                                                 $    81,375       $    78,744
     2,400       Lockheed Martin Corporation                                            244,026           203,400
     4,550       Raytheon Company Class B                                               247,733           242,287
     5,350       U.S. Filter Corp+                                                      107,477           122,381
                                                                                    -----------       -----------
                                                                                    $   680,611       $   646,812
                 CONSUMER BASIC--7.91%
     5,950       American Stores Company                                            $   180,176       $   219,778
    19,200       Food Lion Incorporated Class B                                         190,783           193,200
    12,550       Foundation Health Systems Incorporated+                                201,917           149,816
     5,850       Philip Morris Companies Incorporated                                   266,146           312,975
                                                                                    -----------       -----------
                                                                                    $   839,022       $   875,769
                 CONSUMER--DISCRETIONARY--1.60%
     3,000       Consolidated Stores Corporation+                                   $    71,827       $    60,562
     3,950       Sherwin Williams Company                                                96,266           116,031
                                                                                    -----------       -----------
                                                                                    $   168,093       $   176,593
                 ENERGY & RELATED--11.83%
     1,850       Atlantic Richfield Corporation                                     $   126,881       $   120,712
     4,800       Columbia Energy Group                                                  266,625           277,200
     2,000       Mobil Corporation                                                      151,940           174,250
     4,100       Phillips Petroleum Company                                             189,642           174,762
     1,800       Texaco Incorporated                                                    107,738            95,175
     4,300       Tidewater Incorporated                                                 116,310            99,706
     7,375       USX -- Marathon Group                                                  237,716           222,172
     6,850       Valero Energy Corporation                                              173,103           145,562
                                                                                    -----------       -----------
                                                                                    $ 1,369,955       $ 1,309,539
                 FINANCE & RELATED--15.26%
     4,528       Banc One Corporation                                               $   225,565       $   231,211
     3,500       Bank America Corporation                                               220,863           210,437
     5,100       Chase Manhattan Corporation                                            319,662           347,119
     2,800       Citigroup Incorporated                                                 154,933           138,600
     3,900       First Union Corporation                                                225,351           237,169
    11,950       North Fork Bancorporation                                              253,574           286,053
     6,250       Washington Mutual Incorporated                                         245,998           238,672
                                                                                    -----------       -----------
                                                                                    $ 1,645,946       $ 1,689,261

LIFE & ANNUITY TRUST EQUITY VALUE FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 INSURANCE COMPANIES--14.49%
     5,250       American Bankers Insurance Group                                   $   258,049       $   253,969
     4,200       CIGNA Corporation                                                      294,311           324,713
     4,900       Hartford Financial Services Group                                      254,644           268,888
     2,450       Safeco Corporation                                                     109,550           105,197
     3,200       Simon Property Group Incorporated                                       95,637            91,200
    11,800       Fremont General Corporation                                            297,024           292,050
     5,600       SLM Holding Corporation                                                234,853           268,800
                                                                                    -----------       -----------
                                                                                    $ 1,544,068       $ 1,604,817
                 GENERAL BUSINESS & RELATED--8.59%
     6,900       Allegheny Teledyne Incorporated                                    $   141,120       $   141,019
    10,300       Cabot Corporation                                                      291,608           287,756
     1,750       DuPont (E.I.) de Nemours and Company                                   110,146            92,859
     1,900       Loews Corporation                                                      166,265           186,675
     5,205       Waste Management Incorporated                                          240,850           242,683
                                                                                    -----------       -----------
                                                                                    $   949,989       $   950,992
                 MANUFACTURING--PROCESSING--8.94%
     2,450       Dana Corporation                                                   $   105,412       $   100,144
     2,150       Eaton Corporation                                                      150,052           151,978
     2,725       Fort James Corporation                                                  95,837           109,000
     1,900       International Business Machines Corporation                            241,805           351,025
     2,550       Magna International Incorporated Class A                               168,825           158,100
     3,900       Owens-Illinois Incorporated+                                           146,890           119,437
                                                                                    -----------       -----------
                                                                                    $   908,821       $   989,684
                 SHELTER--1.36%
     8,550       Corrections Corporation of America+                                $   162,527       $   150,694
                 TRANSPORTATION--0.92%
     1,425       General Motors Corporation                                         $    96,580       $   101,977
                 UTILITIES--19.97%
     4,050       American Telephone & Telegraph Corporation                         $   257,069       $   304,763
     6,700       American Water Works Co Inc                                            207,795           226,125
     4,050       Ameritech Corporation                                                  202,989           256,669
     4,050       Bell Atlantic Corporation                                              198,554           214,650
     2,700       Cinergy Corporation                                                     91,838            92,813
     4,150       GTE Corporation                                                        231,513           279,866
     5,600       Montana Power Company                                                  217,560           316,750
     3,200       New Century Energies Incorporated                                      146,423           156,000
     3,800       Northern States Power Company                                          104,810           105,450
     2,800       SBC Communications Incorporated                                        138,130           150,150
     2,300       Texas Utilities Company                                                102,520           107,381
                                                                                    -----------       -----------
                                                                                    $ 1,899,201       $ 2,210,617
                 TOTAL COMMON STOCKS                                                $10,264,813       $10,706,755

LIFE & ANNUITY TRUST EQUITY VALUE FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

                                                                               INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                            RATE           DATE           VALUE
                 SHORT-TERM INSTRUMENTS--3.32%
                 REPURCHASE AGREEMENTS--3.32%
 $ 67,000        Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.70%        01/04/99       $   67,000
  211,000        HSBC Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.80         01/04/99          211,000
   58,000        JP Morgan Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.75         01/04/99           58,000
   32,000        Morgan Stanley & Company Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.65         01/04/99           32,000
                                                                                                             ----------

                 TOTAL SHORT-TERM INSTRUMENTS
                 (Cost $368,000)                                                                          $   368,000
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $10,632,813)* (Notes 1 and 3)        100.03%                                       $11,074,755
                 Other Assets and Liabilities, Net           (0.03)                                            (3,227)
                                                            ------                                        -----------
                 TOTAL NET ASSETS                           100.00%                                       $11,071,528
                                                            ======                                        ===========

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is $10,634,971 and net unrealized appreciation consists of:

                 Gross Unrealized Appreciation          $ 924,758
                 Gross Unrealized Depreciation           (484,974)
                                                        ---------
                 NET UNREALIZED APPRECIATION            $ 439,784
                                                        =========

The accompanying notes are an integral part of these financial statements.

                                  GROWTH FUND

     The LAT Growth Fund (the "Fund") seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks, and in debt securities that are convertible into common stocks. The Fund maintains a large company emphasis and the majority of the Fund's holdings consist of common stocks diversified among industries and companies. These companies represent some of America's best known firms with long histories of increasing earnings.

     Kelli Hill manages the Fund. Ms. Hill has 15 years of experience in the securities industry. Prior to joining Wells Fargo in 1987, Ms. Hill worked as an institutional equity trader for E.F. Hutton. Ms. Hill holds a BA in International Relations and Economics from the University of Southern California and is a Chartered Financial Analyst Level II candidate.

PERFORMANCE SUMMARY

     For the one-year period ending December 31, 1998, the Fund reported an average annual total return of 28.81%, outperforming its benchmark, the S&P 500 Index, which returned 28.60% over the same period.

     The Fund outperformed its benchmark as a result of the conservative, risk-reducing strategy implemented in the third quarter. With an increased focus on risk management, our strategy enabled us to avoid some of the market's downside volatility.

     Another reason for the Fund's positive performance centers on the heavier weighting of technology stocks in our portfolio relative to the S&P 500 Index. Companies such as Intel, Microsoft, EMC, Cisco and IBM helped propel the Fund's performance. As a result, we increased our positions in these companies and continue to favor the technology sector.

     During this one-year reporting period, the Fund's share price increased from $16.79 on December 31, 1997, to $20.05 on December 31, 1998. The Fund distributed $0.09 per share in dividend income, and $1.39 in capital gains. Keep in mind that past performance is no guarantee of future results.

                                LAT GROWTH FUND
[LAT GROWTH PERFORMANCE GRAPH]

                                                      LAT GROWTH               S&P 500 INDEX
                                                         10000                     10000
                                                         10110                     10164
JUN-94                                                    9888                      9915
                                                         10189                     10241
                                                         10511                     10660
SEP-94                                                   10422                     10400
                                                         10502                     10633
                                                         10260                     10246
DEC-94                                                   10447                     10398
                                                         10508                     10668
                                                         10994                     11083
MAR-95                                                   11237                     11409
                                                         11390                     11745
                                                         11930                     12214
JUN-95                                                   12209                     12497
                                                         12589                     12911
                                                         12794                     12944
SEP-95                                                   13223                     13490
                                                         12801                     13442
                                                         13325                     14031
DEC-95                                                   13497                     14301
                                                         13748                     14788
                                                         14260                     14925
MAR-96                                                   14297                     15068
                                                         14769                     15290
                                                         15136                     15683
JUN-96                                                   14876                     15742
                                                         14108                     15047
                                                         14518                     15364
SEP-96                                                   15247                     16227
                                                         15659                     16675
                                                         16662                     17934
DEC-96                                                   16525                     17579
                                                         17473                     18678
                                                         16966                     18824
MAR-97                                                   16376                     18050
                                                         17036                     19126
                                                         18117                     20294
JUN-97                                                   18506                     21197
                                                         20013                     22883
                                                         18853                     21601
SEP-97                                                   19906                     22783
                                                         18986                     22022
                                                         19280                     23041
DEC-97                                                   19389                     23438
                                                         19747                     23696
                                                         20810                     25404
MAR-98                                                   21809                     26705
                                                         21959                     26977
                                                         21624                     26513
JUN-98                                                   22674                     27590
                                                         22558                     27297
                                                         19418                     23353
SEP-98                                                   20316                     24850
                                                         21964                     26867
                                                         23437                     28496
DEC-98                                                   24975                     30137

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1998)(1)

1-Year                                        28.81%
3-Year                                        22.77%
Since Inception                               21.42%

PORTFOLIO REVIEW

PORTFOLIO DATA (AS OF DECEMBER 31, 1998)

Number of Issues                                  79
Portfolio Turnover Ratio                         69%
Median Market Capitalization           $71.0 Billion

     The healthcare sector performed well for the Fund throughout the period. Large capitalization drug stocks in particular, such as Pfizer, Bristol Myers Squibb, and Medtronic, led the way for this industry sector. In addition, we held an overweighted position relative to our benchmark in Guidant, a medical technology company with strong earnings, excellent products, leading market share and exceptional technology, which helped propel our performance.

TOP FIVE INDUSTRY HOLDINGS (AS OF DECEMBER 31, 1998)(2)

Consumer-Basic                                           21%
Manufacturing-Processing                                 18%
Finance                                                  14%
Capital Goods                                            11%
Utilities                                                11%

     We feel our disciplined management style contributed to the Fund's success as we continued to focus on two main factors: a company's market capitalization and their projected acceleration of earnings growth. As a result, we underweighted the portfolio in the energy sector, which did not perform well during this period due to the decreased commodity price of oil. Another sector that did not perform well was consumer-basic, which includes companies such as Procter & Gamble and Gillette. This sector's performance was hampered by its international exposure, particularly in Asia and Brazil.

TOP TEN EQUITY HOLDINGS (AS OF DECEMBER 31, 1998)(2)

General Electric Company                                4.2%
Microsoft Corporation                                   3.8%
Cisco Systems Incorporated                              3.3%
American International Group Incorporated               2.9%
Chase Manhattan Corporation                             2.7%
Wal Mart Stores Incorporated                            2.5%
International Business Machines Corporation             2.4%
EMC Corporation                                         2.2%
Pfizer Incorporated                                     2.1%
Danaher Corporation                                     2.1%

     Factors we consider when selecting stocks focus on company fundamentals, such as technological leadership, low-cost production, market share and a strong management team. General Electric, for example, did extremely well in the fourth quarter due to its strong management and market share. Microsoft remains one of our top holdings as it continues to show strong management, brand and product.

STRATEGIC OUTLOOK

     It is our belief that the stronger than expected performance of the economy in the second half of 1998 will be followed by moderate growth during the first half of 1999. We believe that both the technology and healthcare sectors have a strong growth bias, and we expect them to continue their positive performance. Particularly in the healthcare sector, we see strong potential as demographics change and the aging population relies more on pharmaceutical remedies and preventative medicine. Overall, we see consistency and viability in revenue and earnings.

     Moving forward, we believe stock selection will remain a very important element, especially due to valuation concerns. As a result, we will focus some of our attention on the mid-capitalization sector as we continually search for growth potential. As always, we will continue to focus on the companies with accelerated earnings that we believe to be consistent and stable.
---------------
(1) These figures assume the contract owner is still invested at the end of the reporting period. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges.

During the one-year reporting period ended December 31, 1998, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, which can be discontinued at any time, the Fund's returns would have been lower.

The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

(2) Percentages reflect market value of portfolio.

LIFE & ANNUITY TRUST GROWTH FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 COMMON STOCKS--94.78%
                 CAPITAL GOODS--11.39%
    34,578       Allied Signal Incorporated                                         $ 1,312,969       $ 1,532,238
    36,275       Cisco Systems Incorporated+                                          1,386,961         3,366,773
    38,944       Danaher Corporation                                                  1,065,885         2,115,145
    41,647       General Electric Company                                             2,928,570         4,250,597
     5,000       Ingersoll-Rand Company                                                 221,337           234,688
                                                                                    -----------       -----------
                                                                                    $ 6,915,722       $11,499,441
                 CONSUMER BASIC--21.42%
                 BEVERAGE BREWING AND DISTRIBUTION--1.95%
    29,460       Coca-Cola Company                                                  $ 2,015,700       $ 1,970,138
                 ENTERTAINMENT & LEISURE--1.61%
    22,800       Walt Disney Company                                                $   731,724       $   684,000
    37,400       Fox Entertainment Group Incorporated+                                  889,336           942,013
                                                                                    -----------       -----------
                                                                                    $ 1,621,060       $ 1,626,013
                 FOOD & RELATED--4.14%
     9,500       Bestfoods                                                          $   519,257       $   505,875
     7,100       McDonald's Corporation                                                 437,293           544,038
    29,200       Philip Morris Companies Incorporated                                 1,267,202         1,562,200
    10,600       Safeway Incorporated+                                                  470,438           645,938
    32,800       Sara Lee Corporation                                                   963,917           924,550
                                                                                    -----------       -----------
                                                                                    $ 3,658,107       $ 4,182,601
                 HEALTHCARE--10.82%
    14,936       Abbott Laboratories                                                $   547,208       $   731,864
    16,286       Baxter International Incorporated                                      852,484         1,047,393
    13,396       Bristol-Myers Squibb Company                                         1,321,392         1,792,552
     5,089       Guidant Corporation                                                    361,717           561,062
    13,826       Johnson & Johnson                                                      954,055         1,159,656
     4,502       Lilly Eli & Company                                                    313,519           400,115
     4,300       Medtronic Incorporated                                                 250,205           319,275
    11,000       Merck & Company Incorporated                                         1,172,531         1,624,563
    16,870       Pfizer Incorporated                                                  1,404,333         2,116,131
    21,200       Schering-Plough Corporation                                            824,472         1,171,300
                                                                                    -----------       -----------
                                                                                    $ 8,001,916       $10,923,911
                 PERSONAL CARE--2.89%
    11,700       Colgate-Palmolive Company                                          $   862,866       $ 1,086,638
    17,488       Gillette Company                                                       696,941           844,889
    10,772       Procter & Gamble Company                                               885,038           983,618
                                                                                    -----------       -----------
                                                                                    $ 2,444,845       $ 2,915,145
                 TOTAL CONSUMER BASIC                                               $17,741,628       $21,617,808

LIFE & ANNUITY TRUST GROWTH FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 CONSUMER--DISCRETIONARY--7.50%
    24,060       Dayton-Hudson Corporation                                          $   791,737       $ 1,305,255
    15,188       DuPont E.I. de Nemours and Company                                     971,561           805,913
     6,600       Gap Incorporated                                                       188,101           371,250
     7,900       Mattel Incorporated                                                    321,006           180,219
     9,000       Rite Aid Corporation                                                   392,003           446,063
    37,750       Service Corporation International                                    1,303,079         1,436,859
    30,576       Wal Mart Stores Incorporated                                         1,376,073         2,490,033
     4,500       Xerox Corporation                                                      442,217           531,000
                                                                                    -----------       -----------
                                                                                    $ 5,785,777       $ 7,566,592
                 ENERGY & RELATED--6.78%
    13,645       Chevron Corporation                                                $ 1,139,466       $ 1,131,682
    24,914       Exxon Corporation                                                    1,621,716         1,821,836
    11,124       FPL Group Incorporated                                                 618,147           685,517
    10,962       Mobil Corporation                                                      779,297           955,064
    22,808       Royal Dutch Petroleum Company                                        1,226,870         1,091,932
    12,102       Texaco Incorporated                                                    677,711           639,892
    16,690       Williams Companies Incorporated                                        437,938           520,519
                                                                                    -----------       -----------
                                                                                    $ 6,501,145       $ 6,846,442
                 FINANCE & RELATED--14.04%
    26,948       Allstate Corporation                                               $ 1,199,778       $ 1,040,867
    30,376       American International Group Incorporated                            2,034,295         2,935,081
    25,101       Banc One Corporation                                                 1,279,703         1,281,720
    20,148       Charles Schwab Corporation                                             427,912         1,132,065
    40,380       Chase Manhattan Corporation                                          2,272,867         2,748,364
    31,180       Federal Home Loan Mortgage Corporation                               1,368,203         2,009,160
    17,688       Federal National Mortgage Association                                1,079,832         1,308,912
    25,238       Household International Incorporated                                 1,032,927         1,000,055
     8,800       Sunamerica Incorporated                                                457,810           713,900
                                                                                    -----------       -----------
                                                                                    $11,153,327       $14,170,124
                 GENERAL BUSINESS & RELATED--2.97%
    10,000       Clear Channel Communications Incorporated+                         $   453,329       $   545,000
    16,340       Gannett Company Incorporated                                         1,005,193         1,081,504
    20,000       Infinity Broadcasting Corporation+                                     410,000           547,500
     2,924       Tribune Company                                                        175,856           192,984
     5,800       United Technologies Corporation                                        531,675           630,750
                                                                                    -----------       -----------
                                                                                    $ 2,576,053       $ 2,997,738

LIFE & ANNUITY TRUST GROWTH FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 MANUFACTURING--PROCESSING--17.94%
    17,200       AES Corporation+                                                   $   722,869       $   814,850
    18,000       Aluminum Company of America                                          1,240,780         1,342,125
    20,000       Compaq Computer Corporation                                            645,634           838,750
     8,000       Compuware Corporation+                                                 460,424           625,000
    26,500       EMC Corporation+                                                     1,036,196         2,252,500
    14,218       Hewlett Packard Company                                                945,377           971,267
    14,504       Intel Corporation                                                    1,228,475         1,719,630
    13,306       International Business Machines Corporation                          1,508,412         2,458,284
    11,496       Lucent Technologies Incorporated                                       611,718         1,264,560
    28,004       Microsoft Corporation+                                               2,165,364         3,883,805
    17,054       Monsanto Company                                                       678,171           810,065
    14,900       Tyco International Limited                                             822,819         1,124,019
                                                                                    -----------       -----------
                                                                                    $12,066,239       $18,104,855
                 SHELTER--0.85%
    14,100       Home Depot Incorporated                                            $   505,813       $   862,744
                 TRANSPORTATION--0.59%
    10,100       Ford Motor Company                                                 $   516,034       $   592,744
                 UTILITIES--11.29%
    13,382       American Telephone & Telegraph Corporation                         $   755,908       $ 1,006,996
    22,276       Bell Atlantic Corporation                                            1,020,689         1,180,628
    22,918       Edison International                                                   605,310           638,839
    19,398       GTE Corporation                                                        932,608         1,308,153
    10,600       Houston Industries Incorporated                                        313,372           340,525
    23,339       MCI Worldcom Incorporated+                                           1,016,203         1,674,573
    18,100       Northern Telecom Limited--Sponsored ADR (Canada)                       978,409           907,263
    30,368       Pacific Gas & Electric Company                                         931,328           956,592
    36,052       SBC Communications Incorporated                                      1,217,009         1,933,289
    60,630       Telefonaktiebolaget Ericsson (LM)--Sponsored ADR (Sweden)            1,251,290         1,451,331
                                                                                    -----------       -----------
                                                                                    $ 9,022,126       $11,398,189
                 TOTAL COMMON STOCKS                                                $72,783,864       $95,656,677

LIFE & ANNUITY TRUST GROWTH FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

                                                                               INTEREST       MATURITY
PRINCIPAL                                                                        RATE           DATE            VALUE
                 SHORT-TERM INSTRUMENTS--5.17%
                 REPURCHASE AGREEMENTS--5.17%
$5,010,000       Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.70%        01/04/99       $ 5,010,000
    71,000       HSBC Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.80         01/04/99            71,000
   103,000       JP Morgan Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.75         01/04/99           103,000
    38,000       Morgan Stanley & Company Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.65         01/04/99            38,000
                                                                                                             -----------

                 TOTAL SHORT-TERM INSTRUMENTS
                 (Cost $5,222,000)                                                                        $  5,222,000
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $78,005,864)* (Notes 1 and 3)         99.95%                                       $100,878,677
                 Other Assets and Liabilities, Net            0.05                                              48,045
                                                            ------                                        ------------
                 TOTAL NET ASSETS                           100.00%                                       $100,926,722
                                                            ======                                        ============

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:


                 Gross Unrealized Appreciation          $23,991,704
                 Gross Unrealized Depreciation           (1,118,891)
                                                        -----------
                 NET UNREALIZED APPRECIATION            $22,872,813
                                                        ===========

The accompanying notes are an integral part of these financial statements.

                               MONEY MARKET FUND

     The LAT Money Market Fund (the "Fund") seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. The Fund may invest in repurchase agreements, commercial paper, corporate bonds, floating rate bonds and certificates of deposit. The Fund is managed with the goal of maintaining a stable share price of $1.00, however, there can be no assurance that the Fund will meet this objective.

     The Fund is managed by Michael Neitzke of Wells Capital Management Incorporated. Mr. Neitzke joined Wells Fargo Bank in 1996 from First Interstate Capital Management. He has over a decade of experience in managing taxable money market mutual funds at First Interstate Bank and Union Capital Advisors. He has a BS in Finance from California State University, Los Angeles.

PERFORMANCE SUMMARY(1)

     For the one-year period ending December 31, 1998, the Fund reported a cumulative total return of 4.77%. The seven-day current yield for the Fund on this date was 4.35%.

     The Fund distributed $0.05 in dividend income for the one-year reporting period and negligible capital gains were distributed. Keep in mind that past performance is no guarantee of future results.

PORTFOLIO REVIEW

     1998 was a turbulent year resulting from economic problems in foreign markets such as Asia, Russia, and Latin America. The subsequent "flight to quality", in which investors moved into Treasuries, pushed interest rates lower. As a result, we took a more conservative posture in the Fund, particularly in the third and fourth quarters. Specifically, we maintained a higher credit quality in the portfolio by purchasing highly rated securities. Currently there are still credit concerns in the marketplace, so we have avoided lower rated securities and continue to focus on higher quality issues.

     In order to maintain a competitive yield for the Fund in the face of lower interest rates, we kept a longer than normal weighted average maturity. As of December 31, 1998, the Fund's weighted average maturity was 69 days. Weighted average maturity is an indication of a fund's sensitivity to interest rates.

     Since the Fed's last easing of interest rates on November 17, 1998, liquidity conditions have dramatically improved, but are still not at normal levels. We continue to invest in repurchase agreements for their high level of liquidity. The largest segment of the Fund is invested in commercial paper, as it is a high-yielding, high-quality holding.

STRATEGIC OUTLOOK

     After the Fed's last rate decrease in November, credit conditions improved, which prompted the Fed to leave rates unchanged for the remainder of the year. However, we still expect short-term interest rates to decrease again sometime during the first half of 1999 in response to subdued inflation, lingering strains on emerging markets, and signs of slower economic growth.

     Overall, we do not expect to change our current strategy and will continue to focus on high quality issues until we see signs that liquidity and credit problems are improving significantly. As always, we will continue to focus on capital preservation and liquidity.

(1) These figures assume the contract owner is still invested at the end of the reporting period. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Figures quoted represent past performance, which is no guarantee of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges.

Yield reflects fluctuations in interest rates on portfolio investments and reflects Fund expenses.

During the one-year reporting period ended December 31, 1998, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, which can be discontinued at any time, the Fund's returns would have been lower.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

LIFE & ANNUITY TRUST MONEY MARKET FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

                                                                              INTEREST         MATURITY
PRINCIPAL                               SECURITY NAME                           RATE             DATE              VALUE
                 SHORT-TERM CORPORATE BONDS & NOTES--10.47%
                 BANK & FINANCE--8.57%
$  700,000       FCC National Bank                                               5.45%         03/10/99         $   700,000
   500,000       First Union Bank                                                5.35          09/09/99             500,000
   450,000       Huntington National Bank                                        6.10          11/29/99             454,758
   600,000       Nations Bank                                                    5.50          02/04/99             600,000
                                                                                                                -----------
                                                                                                                $ 2,254,758
                 MISCELLANEOUS BONDS--1.90%
$  500,000       IBM Credit Corporation                                          5.57%         08/17/99         $   499,787
                 TOTAL SHORT-TERM CORPORATE BONDS & NOTES                                                       $ 2,754,545
                 (Cost $2,754,545)
                 U.S. TREASURY NOTES--6.28%
$  225,000       U.S. Treasury Notes                                             6.25%         03/31/99         $   225,406
   360,000       U.S. Treasury Notes                                             6.38          01/15/99             360,136
   700,000       U.S. Treasury Notes                                             6.38          04/30/99             701,765
   365,000       U.S. Treasury Notes                                             6.50          04/30/99             366,110
                                                                                                                -----------
                 TOTAL U.S. TREASURY SECURITIES                                                                 $ 1,653,417
                 (Cost $1,653,417)
                 SHORT-TERM INSTRUMENTS--82.88%
                 CERTIFICATES OF DEPOSITS--6.46%
$  800,000       Canadian Imperial Bank of Commerce                              5.07%         04/13/99         $   800,000
   900,000       Northern Trust Company                                          4.78          04/05/99             900,000
                                                                                                                -----------
                                                                                                                $ 1,700,000
                 COMMERCIAL PAPER--44.56%
$1,000,000       Asset Securitization Coop Corporation                           5.37%+        02/19/99         $   992,691
 1,000,000       Atlantis One Funding Corporation                                5.43+         02/10/99             993,967
   600,000       Beta Finance Incorporated                                       5.20+         03/09/99             594,193
   500,000       CC USA Incorporated                                             5.48+         01/06/99             499,619
 1,000,000       Commercial Credit Corporation                                   5.16+         02/02/99             995,413
 1,000,000       Corporate Receivables Corporation                               5.30+         02/04/99             994,994
   400,000       General Electric Capital Corporation                            5.48+         01/26/99             398,478
 1,000,000       Goldman Sachs LP                                                5.18+         02/19/99             992,949
   500,000       Johnson & Johnson                                               4.68+         05/06/99             491,875
   900,000       National Rural Utilities                                        4.93+         02/08/99             895,317
   500,000       Pepsico Incorporated                                            5.45+         01/15/99             498,940
   700,000       Preferred Receivables Funding Corporation                       5.40+         02/11/99             695,695
 1,000,000       Wachovia Corporation                                            5.15+         02/03/99             995,279
 1,000,000       Windmill Funding Corporation                                    5.70+         01/08/99             998,892
   700,000       Xerox Corporation                                               4.70+         04/16/99             690,404
                                                                                                                -----------
                                                                                                                $11,728,706

LIFE & ANNUITY TRUST MONEY MARKET FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

                                                                              INTEREST         MATURITY
PRINCIPAL                               SECURITY NAME                           RATE             DATE              VALUE
                 SHORT-TERM FEDERAL AGENCIES--17.60%
$2,000,000       Federal Home Loan Bank                                          4.89%+        03/31/99         $ 1,975,797
   800,000       Federal Home Loan Mortgage Corporation                          4.92+         03/19/99             791,581
 1,000,000       Federal Home Loan Mortgage Corporation                          4.90+         03/29/99             988,158
   900,000       Federal National Mortgage Association                           4.67+         07/15/99             877,235
                                                                                                                -----------
                                                                                                                $ 4,632,771
                 REPURCHASE AGREEMENTS--14.26%
$1,161,000       Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.70%         01/04/99         $ 1,161,000
   483,000       HSBC Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.80          01/04/99             483,000
   149,000       JP Morgan Securities Incorporated Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.75          01/04/99             149,000
 1,960,000       Morgan Stanley & Company Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               4.65          01/04/99           1,960,000
                                                                                                                -----------
                                                                                                                $ 3,753,000
                 TOTAL SHORT-TERM INSTRUMENTS                                                                   $21,814,477
                 (Cost $21,814,477)
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $26,222,439)* (Notes 1 and 3)                            99.63%                          $26,222,439
                 Other Assets and Liabilities, Net                               0.37                                96,386
                                                                              -------                           -----------
                 TOTAL NET ASSETS                                              100.00%                          $26,318,825
                                                                              =======                           ===========

--------------------------------------------------------------------------------
+ Yield to maturity.

* Cost for federal income tax purposes is the same as for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

                             STRATEGIC GROWTH FUND

     The LAT Strategic Growth Fund (the "Fund") seeks to provide investors with an above-average level of capital appreciation. The Fund invests in equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Fund will hold common stock issues spread across multiple industry groups, with the majority of these holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies.

     Jon Hickman(1) and Chris Greene manage the Fund. Mr. Hickman has over sixteen years of experience in the investment management field and has a BA and an MBA from Brigham Young University. Mr. Greene has seven years of experience in the securities industry. Prior to joining Wells Capital Management Incorporated in 1997, Mr. Greene worked as an analyst for Hambrecht & Quist. He graduated with a BA in Economics from Claremont McKenna College.

PERFORMANCE SUMMARY

     From the Fund's inception date of May 1, 1998, to the end of this reporting period, December 31, 1998, the Fund reported a cumulative total return of 39.74%, outperforming its benchmark, the S&P 500 Index, which returned 13.80% over the same eight-month period.

     The market correction in May enabled us to purchase quality stocks at low prices. The low price purchases we made benefited the Fund later when the market surged in October.

     Another reason for the Fund's stellar performance stemmed from gains made in the technology sector, which includes semiconductor, telecommunication, data storage and internet stocks. This sector has done particularly well as businesses continue to replace labor with capital and technological improvements. As companies look for a competitive advantage, they increasingly look toward new technologies. In addition, the Y2K problem has created a mini spending boom into the technology sector, which we expect to continue into the next decade.

     During this eight-month reporting period, the Fund's share price increased from $10.00 on May 1, 1998, to $13.94 on December 31, 1998. The Fund distributed $0.03 in capital gains and no dividend income was distributed during the period. Keep in mind that past performance is no guarantee of future results.

                           LAT STRATEGIC GROWTH FUND
[LAT STRATEGIC GROWTH PERFORMANCE GRAPH]

                                                 LAT STRATEGIC GROWTH          S&P 500 INDEX
APR-98                                                   10000                     10000
MAY-98                                                   10150                      9828
JUN-98                                                   12830                     10227
JUL-98                                                   12880                     10119
AUG-98                                                    9590                      8656
SEP-98                                                   10360                      9211
OCT-98                                                   10760                      9959
NOV-98                                                   12060                     10563
DEC-98                                                   13974                     11171

TOTAL RETURNS (AS OF DECEMBER 31, 1998)(2)

Year-to-Date                                  39.74%
Since Inception                               39.74%

PORTFOLIO REVIEW

PORTFOLIO DATA (AS OF DECEMBER 31, 1998)

Number of Issues                                  66
Portfolio Turnover Ratio                        200%
Median Market Capitalization           $ 0.9 Billion

     Healthcare stocks performed well for the Fund throughout the period. As the U.S. population ages, there is a push to find ways to decrease healthcare costs and increase quality of life. Drug companies, in particular, have benefited from this trend as drug treatment tends to be less expensive than hospital care. The Fund's investments in the biotech sector reaped the benefits of the success of drug companies. Anesta Corporation, for example, received FDA approval for their lead drug and in turn was a strong holding for our portfolio.

TOP FIVE INDUSTRY HOLDINGS (AS OF DECEMBER 31, 1998)(3)

Healthcare                                               19%
Computer Software                                        18%
General Business                                         15%
Computer Systems                                         12%
Consumer-Discretionary                                   11%

     The Fund is managed with a mid-cap growth emphasis, focusing on companies with attractive long-term earnings growth prospects. As a result, we were underweighted in the energy sector, which showed weak performance during this period due to the decreased commodity price of oil.

TOP TEN EQUITY HOLDINGS (AS OF DECEMBER 31, 1998)(3)

Envoy Corporation                                       3.4%
Infocure Corporation                                    2.7%
Metris Companies Incorporated                           2.5%
Profit Recovery Group Incorporated                      2.5%
Biomatrix Incorporated                                  2.4%
Smart Modular Technologies Incorporated                 2.3%
Anesta Corporation                                      2.2%
Ha-Lo Industries Incorporated                           2.2%
Rite Aid Corporation                                    2.0%
Informix Corporation                                    2.0%

     Envoy Corporation was the largest holding in the Fund as of December 31, 1998. Combining healthcare with technology, Envoy is the leader in the electronic processing of healthcare claims and prescriptions. Ha-Lo Industries Inc., a manufacturer of promotional items, was another top holding in the Fund. The company had strong third and fourth quarters due to acquisitions during the period.

STRATEGIC OUTLOOK

     We believe the economy's stronger-than-expected performance in the second half of 1998 will give way to moderate growth during the first half of 1999. We believe that both the technology and healthcare sectors have strong growth prospects, so we expect them to continue their positive performance. We are, however, cautious about some of the valuations in the Internet sector. Therefore, we will continue to focus internet infrastructure stocks where we feel revenues will be created.

     Overall, we believe that the Federal Reserve Board's moves to lower interest rates should help small and mid-cap stocks. In addition, the Fund is well positioned to take advantage of this undervalued sector of the market. As always, we will focus on growth companies that are characterized by dominant market share, technological leadership and a strong management team.
---------------
(1) As of February 1, 1999, Tom Zeifang has replaced Jon Hickman as the Fund's manager. Mr. Zeifang has been with Wells Fargo Bank/Wells Capital Management since 1995. Prior to joining Wells Fargo, Mr. Zeifang provided fundamental security analysis for Fleet Investment Advisors for three years. He has over five years of equity investment management experience.

(2) These figures assume the contract owner is still invested at the end of the reporting period. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sales transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges.

During the eight-month reporting period ended December 31, 1998, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, which can be discontinued at any time, the Fund's returns would have been lower.

The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

(3) Percentages reflect market value of portfolio.

LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

 SHARES                                SECURITY NAME                                  COST            VALUE
                COMMON STOCKS--100.81%
                COMPUTER SOFTWARE--18.29%
     500        Abovenet Communications Incorporated+                              $   11,905       $   10,500
     500        Broadvision Incorporated+                                               7,969           16,000
     500        Cambridge Tech Partners Incorporated+                                  19,275           11,063
     250        Cisco Systems Incorporated+                                            12,573           23,203
     300        Compuware Corporation+                                                 14,813           23,438
   1,000        Intervu Incorporated+                                                  15,406           12,750
     450        Keane Incorporated+                                                    20,660           17,972
     700        Learning Company Incorporated+                                         14,055           18,156
     400        Lycos Incorporated+                                                    12,038           22,225
     500        Micromuse Incorporated+                                                 9,750            9,750
   1,000        Phoenix International Limited+                                         17,495           14,750
   1,000        Verio Incorporated+                                                    23,750           22,375
     300        Veritas Software Company+                                              16,163           17,981
                                                                                   ----------       ----------
                                                                                   $  195,852       $  220,163
                COMPUTER SYSTEMS--11.80%
   1,000        FORE Systems Incorporated+                                         $   19,109       $   18,313
     500        International Integration Incorporated+                                 8,750            8,500
     400        ISS Group Incorporated+                                                14,750           22,000
     800        Neomagic Corporation+                                                  15,100           17,700
     700        Power Integrations Incorporated+                                        9,013           17,544
     200        Sanmina Corporation+                                                    9,128           12,500
   1,000        Smart Modular Technologies Incorporated+                               18,300           27,750
     300        Verisign Incorporated+                                                 11,180           17,738
                                                                                   ----------       ----------
                                                                                   $  105,330       $  142,045
                CONSUMER--BASIC--4.16%
   1,100        Family Golf Centers Incorporated+                                  $   23,438       $   21,725
     750        Foodmaker Incorporated+                                                14,591           16,547
   1,200        Mid Atlantic Medical Services+                                         11,746           11,775
                                                                                   ----------       ----------
                                                                                   $   49,775       $   50,047
                CONSUMER--DISCRETIONARY--10.73%
                ADVERTISING--3.53%
     700        Ha-Lo Industries Incorporated+                                     $   20,005       $   26,338
     500        Young & Rubicam Incorporated+                                          14,750           16,188
                                                                                   ----------       ----------
                                                                                   $   34,755       $   42,526
                COMMERCIAL SERVICES--3.60%
   1,600        Access Worldwide Commercial Incorporated+                          $   11,331       $   13,400
     800        Profit Recovery Group Incorporated+                                    21,206           29,950
                                                                                   ----------       ----------
                                                                                   $   32,537       $   43,350

LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

 SHARES                                SECURITY NAME                                  COST            VALUE
                RETAIL & RELATED--3.59%
     500        Office Depot Incorporated+                                         $   14,415       $   18,469
     500        Rite Aid Corporation                                                   22,420           24,780
                                                                                   ----------       ----------
                                                                                   $   36,835       $   43,249
                TOTAL CONSUMER--DISCRETIONARY                                      $  104,127       $  129,125
                ELECTRONICS & RELATED--3.96%
     500        Mettler-Toledo International Incorporated+                         $   13,103       $   14,030
     400        SCI Systems Incorporated+                                              12,624           23,100
     250        Teradyne Incorporated+                                                 11,036           10,594
                                                                                   ----------       ----------
                                                                                   $   36,763       $   47,724
                ENERGY & RELATED--1.83%
   1,000        Friede Goldman International Incorporated+                         $   16,500       $   11,375
   1,000        Global Industries Limited+                                             10,000            6,125
     600        R & B Falcon Corporation+                                              14,317            4,575
                                                                                   ----------       ----------
                                                                                   $   40,817       $   22,075
                FINANCE & RELATED--9.65%
   1,500        Coinstar Incorporated+                                             $   14,306       $   16,125
     300        Countrywide Credit Industries Incorporated                             13,243           15,056
     700        Envoy Corporation+                                                     18,638           40,775
     600        Metris Companies Incorporated                                          18,750           30,188
   2,000        Towne Services Incorporated+                                           16,125           14,000
                                                                                   ----------       ----------
                                                                                   $   81,062       $  116,144
                GENERAL BUSINESS--15.60%
     900        Administaff Incorporated+                                          $   27,106       $   22,500
     700        Boron Lepore & Associates Incorporated+                                19,325           24,150
   1,000        Convergys Corporation+                                                 18,580           22,375
   1,000        Cunningham Graphics International Incorporated+                        15,950           15,250
   2,500        Informix Corporation+                                                  20,156           24,688
     800        Metamor Worldwide Incorporated+                                        18,556           20,000
     500        Network Appliance Incorporated+                                        13,625           22,500
     600        Parexel International Corporation+                                     16,200           15,000
   1,000        School Specialty Incorporated+                                         20,313           21,375
                                                                                   ----------       ----------
                                                                                   $  169,811       $  187,838
                HEALTHCARE--19.29%
                MEDICAL EQUIPMENT & SUPPLIES--11.85%
     500        Biomatrix Incorporated+                                            $   19,128       $   29,125
     400        Centocor Incorporated+                                                 16,613           18,050
     800        Closure Medical Corporation+                                           19,694           23,850
   1,000        Infocure Corporation+                                                  25,930           32,750
     700        PSS World Medical Incorporated+                                        14,888           16,100
   1,000        QLT Phototherapeutics Incorporated+                                    23,125           22,750
                                                                                   ----------       ----------
                                                                                   $  119,378       $  142,625

LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND--DECEMBER 31, 1998
PORTFOLIO OF INVESTMENTS

 SHARES                                SECURITY NAME                                  COST            VALUE
                PHARMACEUTICALS--7.44%
   1,000        Anesta Corporation+                                                $   15,000       $   26,625
     600        Biochem Pharma Incorporated+                                           15,263           17,175
     500        Coulter Pharmaceutical Incorporated+                                   13,813           15,000
   1,000        Sonus Pharmaceuticals Incorporated+                                    13,375            6,750
     800        Pharmaceutical Product Development+                                    19,744           24,050
                                                                                   ----------       ----------
                                                                                   $   77,195       $   89,600
                TOTAL HEALTHCARE                                                   $  196,573       $  232,225
                TRANSPORTATION--2.45%
     700        Atlantic Coast Airlines Incorporated+                              $   20,088       $   17,500
     700        Wisconsin Central Transportation+                                  $   12,600           12,030
                                                                                   ----------       ----------
                                                                                   $   32,688       $   29,530
                TELECOMMUNICATIONS--3.04%
     500        Level One Communications Incorporated+                             $   14,188       $   17,750
     250        Panamsat Corporation+                                                   9,344            9,734
     750        Star Telecommunications Incorporated+                                  12,188            9,140
                                                                                   ----------       ----------
                                                                                   $   35,720       $   36,624
                TOTAL COMMON STOCKS                                                $1,048,518       $1,213,540

                TOTAL INVESTMENTS IN SECURITIES
                (Cost $1,048,518)* (Notes 1 and 3)              100.81%                             $1,213,540
                Other Assets and Liabilities, Net                (0.81)                                 (9,711)
                                                            ----------                              ----------
                TOTAL NET ASSETS                                100.00%                             $1,203,829
                                                            ==========                              ==========

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:


                Gross Unrealized Appreciation          $232,026
                Gross Unrealized Depreciation           (67,004)
                                                       --------
                NET UNREALIZED APPRECIATION            $165,022
                                                       ========

The accompanying notes are an integral part of these financial statements.

                        U.S. GOVERNMENT ALLOCATION FUND

     The LAT U.S. Government Allocation Fund (the "Fund") seeks over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund invests in long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. The Fund's investment model recommends the optimal mix of assets designed for a long-term investment strategy.

     The Fund is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. Barclays Global Fund Advisors ("BGFA"), which is not affiliated with Wells Fargo Bank, N.A., serves as investment sub-adviser. BGFA uses an investment model developed and refined over the past twenty years that analyzes extensive financial data from numerous sources and recommends a portfolio allocation.

PERFORMANCE SUMMARY

     For the one-year period ending December 31, 1998, the Fund reported an average annual total return of 5.86%. The Fund has three benchmarks representing each of the major asset classes in which the Fund can invest. The Lehman Brothers U.S. Treasury Bond Index returned 10.03%, the Lehman Brothers U.S. Treasury Note Index returned 7.02%, and the IBC All Taxable Money Fund Average posted a 5.04% return over the same one-year period.

     The Fund's performance was affected by the combination of a healthy U.S. economy and low inflation, which caused the yield difference between short-term and long-term bonds to decline. As interest rates dropped during the period, the price increase was greater for longer duration bonds than for shorter duration bonds. As a result, returns for long-term U.S. Treasury bonds were higher than the returns for intermediate-term U.S. Treasury notes and for money market securities.

     Since yield is a measure of expected return, as the incremental yield provided by longer-term bonds declined, they became less attractive relative to those of shorter maturity securities. Consequently, in August, the Fund shifted its investments to a conservative mix more heavily weighted in intermediate maturity bonds and money market instruments.

     During this one-year reporting period, the Fund's share price decreased from $10.27 on December 31, 1997, to $10.21 on December 31, 1998. The Fund distributed $0.48 per share in dividend income, and $0.16 in capital gains. Keep in mind that past performance is no guarantee of future results.

                      LAT U.S. GOVERNMENT ALLOCATION FUND
[LAT U.S. GOVERNMENT ALLOCATION PERFORMANCE GRAPH]

                                       LAT U.S. GOVERNMENT    LEHMAN BROTHERS U.S.   IBC ALL TAXABLE MONEY   LEHMAN BROTHERS U.S.
                                         ALLOCATION FUND      TREASURY BOND INDEX        FUND AVERAGE        TREASURY NOTE INDEX
                                       -------------------    --------------------   ---------------------   --------------------
                                             10000.00               10000.00               10000.00                10000.00
                                             10005.00                9934.00               10028.00                10007.00
6/94                                         10000.00                9840.00               10058.00                10009.00
                                             10164.00               10173.00               10090.00                10139.00
                                             10190.00               10098.00               10123.00                10169.00
9/94                                         10061.00                9780.00               10158.00                10085.00
                                             10054.00                9746.00               10195.00                10088.00
                                              9985.00                9803.00               10234.00                10042.00
12/94                                        10041.00                9954.00               10277.00                10074.00
                                             10204.00               10209.00               10322.00                10237.00
                                             10449.00               10499.00               10369.00                10433.00
3/95                                         10518.00               10590.00               10416.00                10490.00
                                             10643.00               10778.00               10464.00                10611.00
                                             10955.00               11605.00               10512.00                10911.00
6/95                                         11029.00               11740.00               10560.00                10983.00
                                             11015.00               11553.00               10608.00                10988.00
                                             11109.00               11809.00               10654.00                11076.00
9/95                                         11209.00               12026.00               10701.00                11150.00
                                             11310.00               12363.00               10747.00                11274.00
                                             11388.00               12672.00               10794.00                11412.00
12/95                                        11487.00               13009.00               10841.00                11526.00
                                             11533.00               13009.00               10886.00                11626.00
                                             11419.00               12381.00               10931.00                11501.00
3/96                                         11402.00               12134.00               10975.00                11445.00
                                             11343.00               11932.00               11019.00                11412.00
                                             11301.00               11870.00               11063.00                11406.00
6/96                                         11427.00               12122.00               11107.00                11519.00
                                             11452.00               12127.00               11151.00                11553.00
                                             11452.00               11976.00               11196.00                11568.00
9/96                                         11646.00               12306.00               11241.00                11716.00
                                             11890.00               12790.00               11286.00                11907.00
                                             12034.00               13217.00               11331.00                12050.00
12/96                                        11945.00               12893.00               11376.00                11985.00
                                             11978.00               12800.00               11422.00                12030.00
                                             11982.00               12808.00               11467.00                12048.00
3/97                                         11839.00               12481.00               11513.00                11977.00
                                             12008.00               12786.00               11561.00                12111.00
                                             12118.00               12929.00               11609.00                12205.00
6/97                                         12252.00               13180.00               11657.00                12309.00
                                             12506.00               13958.00               11707.00                12539.00
                                             12445.00               13572.00               11757.00                12489.00
9/97                                         12586.00               13940.00               11805.00                12625.00
                                             12731.00               14409.00               11856.00                12773.00
                                             12749.00               14602.00               11906.00                12802.00
12/97                                        12838.00               14845.00               11957.00                12907.00
                                             12955.00               15147.00               12009.00                13080.00
                                             12965.00               15038.00               12055.00                13063.00
3/98                                         13006.00               15069.00               12107.00                13102.00
                                             13044.00               15125.00               12157.00                13164.00
                                             13114.00               15414.00               12208.00                13255.00
6/98                                         13180.00               15772.00               12258.00                13344.00
                                             13197.00               15705.00               12309.00                13396.00
                                             13394.00               16414.00               12361.00                13661.00
9/98                                         13520.00               17014.00               12412.00                13990.00
                                             13518.00               16757.00               12468.00                14018.00
                                             13564.00               16886.00               12520.00                13966.00
12/98                                        13590.00               16851.00               12569.00                14019.00

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1998)(1)

1-Year                                         5.86%
3-Year                                         5.77%
Since Inception                                6.78%

PORTFOLIO REVIEW

     Every day the Fund's proprietary model analyzes extensive financial data and market conditions to determine the optimal combination of bonds, notes and money market instruments. As opportunities arise among the three asset classes, the investment model will shift Fund assets accordingly in 5% increments.

     The Fund began the year with a recommended allocation of 40% notes and 60% cash, and experienced four reallocations throughout the year. In January, the Fund reallocated assets to 10% bonds, 20% notes and 70% cash in response to continued flattening of the yield curve between shorter-term securities such as bills and notes.

     In April, as the incremental yield of intermediate-term bonds increased over cash, the Fund's allocation to intermediate-term notes increased to 40%, and the cash position decreased to 60%. In August, however, that difference declined sharply until it actually became negative. This meant that the U.S. Treasury bill yield was higher than the yield of the 5-year note. As a result, the Fund's allocation to intermediate-term securities was reduced to 10%. At the same time, as the incremental yield offered by 30-year bonds increased over 5-year notes, the Fund's allocation to 30-year bonds was raised to 10% and the Fund's cash position increased to 80%.

     The Fund's last reallocation occurred in November when note yields rose relative to those of bonds and cash. As a result, notes became less attractive and the allocation adjusted to 20% bonds and 80% cash. The Fund ended the reporting period in this allocation mix.

MODEL ALLOCATION CHANGES (DURING 12-MONTH REPORTING PERIOD)

MONTH           BONDS (%)    NOTES (%)    CASH (%)
-----           ---------    ---------    --------
January 1998       10           20          70
April 1998          0           40          60
August 1998        10           10          80
November 1998      20            0          80

PORTFOLIO DATA (AS OF DECEMBER 31, 1998)

Average Maturity                    10.0 years
Average Duration                     5.1 years

PORTFOLIO ALLOCATION (AS OF DECEMBER 31, 1998)*

                                  [PIE CHART]
                            Treasury Bonds      20%
                            CASH                80%
---------------
* Represents recommended asset mix. There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change depending on current market activity.

STRATEGIC OUTLOOK

     We believe the economy's stronger-than-expected performance in the second half of 1998 will give way to moderate growth during the first half of 1999. We look for interest rates to decline slightly as we feel the Federal Reserve Board may again reduce rates as it did three times in 1998. Longer maturity bonds have more interest rate risk than shorter maturity bonds. Since longer maturity bonds currently do not offer markedly higher yields for bearing that greater risk, the Fund is invested in a conservative mix, consisting of a high allocation to cash and shorter maturity bonds.

     We will continue to invest in what we believe to be the most attractive mix of securities by comparing the expected return, risk and correlation of long-, intermediate-, and short-term Treasuries. The Fund will utilize yield spread opportunities between long-term bonds, intermediate-term notes and money market instruments. Overall, we feel the Fund is well positioned and we expect it to produce solid long-term performance.

(1) These figures assume the contract owner is still invested at the end of the reporting period. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges.

During the one-year reporting period ended December 31, 1998, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, which can be discontinued at any time, the Fund's returns would have been lower.

The Lehman Brothers U.S. Treasury Bond Index is an unmanaged index comprised of Treasury bonds with maturities averaging between 10 and 30 years. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

The Lehman Brothers U.S. Treasury Note Index is an unmanaged index comprised of U.S. Treasury 2-10 year notes. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

The IBC All Taxable Money Fund Average is comprised of the average yields of over 600 taxable money market funds. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

LIFE & ANNUITY TRUST U.S. GOVERNMENT ALLOCATION FUND--DECEMBER 31, 1998 PORTFOLIO OF INVESTMENTS

                                                                              INTEREST         MATURITY
PRINCIPAL                               SECURITY NAME                           RATE             DATE              VALUE
                 U.S. TREASURY BONDS--19.86 %
$  500,000       U.S. Treasury Bonds                                            6.13%          11/15/27         $   559,685
   800,000       U.S. Treasury Bonds                                            6.50           11/15/26             930,248
   250,000       U.S. Treasury Bonds                                            7.13           02/15/23             308,085
 1,000,000       U.S. Treasury Bonds                                            7.50           11/15/24           1,295,940
   200,000       U.S. Treasury Bonds                                            8.00           11/15/21             267,406
 1,100,000       U.S. Treasury Bonds                                            8.13           08/15/19           1,469,017
   650,000       U.S. Treasury Bonds                                            6.88           08/15/25             787,820
   900,000       U.S. Treasury Bonds                                            8.75           05/15/20           1,278,144
                                                                                                                -----------
                 TOTAL U.S. TREASURY SECURITIES                                                                 $ 6,896,345
                 (Cost $6,873,848)
                 SHORT-TERM INSTRUMENTS--79.77%
                 COMMERCIAL PAPER--15.45%
$1,272,000       American Express Credit Corporation                            4.96%+         03/03/99         $ 1,261,224
 1,026,000       Associates Corporation                                         4.98+          01/28/99           1,022,044
 1,022,000       Campbell Soup Company                                          5.21+          01/08/99           1,020,819
 1,044,000       Coca-Cola Company                                              4.93+          03/03/99           1,035,208
 1,040,000       Walt Disney Company                                            4.80+          03/26/99           1,028,352
                                                                                                                -----------
                                                                                                                $ 5,367,647
                 SHORT-TERM FEDERAL AGENCIES--36.62%
$3,191,000       Federal Farm Credit Bank                                       4.77%+         08/05/99         $ 3,101,875
   616,000       Federal Farm Credit Bank                                       5.06+          01/27/99             613,672
 1,764,000       Federal Home Loan Mortgage Corporation                         5.02+          02/05/99           1,755,182
 3,120,000       Federal Home Loan Mortgage Corporation                         4.90+          02/02/99           3,106,040
 4,163,000       Federal National Mortgage Association                          5.03+          02/05/99           4,142,166
                                                                                                                -----------
                                                                                                                $12,718,935
                 U.S. TREASURY BILLS--27.70%
$9,623,000       U.S. Treasury Bills                                            4.30%+         02/04/99         $ 9,582,923
    34,000       U.S. Treasury Bills                                            3.89+          01/14/99              33,949
                                                                                                                -----------
                                                                                                                $ 9,616,872
                 TOTAL SHORT-TERM INSTRUMENTS                                                                    27,703,454
                 (Cost $27,705,906)

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $34,579,754)* (Notes 1 and 3)       99.62%                                                 $34,599,799
                 Other Assets and Liabilities, Net          0.38                                                      131,410
                                                          ------                                                  -----------
                 TOTAL NET ASSETS                         100.00%                                                 $34,731,209
                                                          ======                                                  ===========

--------------------------------------------------------------------------------
+  Yield to Maturity.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                Gross Unrealized Appreciation       $71,932
                Gross Unrealized Depreciation       (51,887)
                                                    -------
                NET UNREALIZED APPRECIATION         $20,045
                                                    =======

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                                                                                   U.S.
                                            Asset         Equity                        Money      Strategic    Government
                                          Allocation       Value         Growth        Market        Growth     Allocation
                                             Fund          Fund           Fund          Fund          Fund         Fund
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  In securities, at market value
    (Includes repurchase agreements of
    $3,753,000 for the Money Market
    Fund)                                $156,826,856   $11,074,755   $100,878,677   $26,222,439   $1,213,540   $34,599,799
Cash                                            5,065         4,367          6,588        11,397        2,730         4,166
Receivables:
  Dividends and interest                      654,344        17,488        100,249        88,165            6        90,133
  Fund shares sold                            507,958        27,482         79,867       138,071            0       219,584
  Investment securities sold                  152,818             0              0             0       26,743             0
  Due from co-administrator                         0             0              0             0        3,981             0
Prepaid expenses                               20,492             0         14,491           376            0             0
TOTAL ASSETS                              158,167,533    11,124,092    101,079,872    26,460,448    1,247,000    34,913,682
LIABILITIES
Payables:
  Investment securities purchased           1,301,159             0              0             0       26,159             0
  Distribution to shareholders                469,269        26,656         34,668        92,080            0       121,014
  Fund shares redeemed                              0             0              0             0           94             0
  Due to co-administrator (Note 2)              5,032           359          3,281           848           38         1,200
  Due to adviser                              107,660         3,427         82,151        13,306            0        23,517
Accrued expenses                               43,480        22,122         33,050        35,389       16,880        36,742
TOTAL LIABILITIES                           1,926,600        52,564        153,150       141,623       43,171       182,473
TOTAL NET ASSETS                         $156,240,933   $11,071,528   $100,926,722   $26,318,825   $1,203,829   $34,731,209
NET ASSETS CONSIST OF:
Paid-in Capital                          $140,362,578   $10,711,300   $ 78,114,556   $26,318,825   $  965,224   $34,656,519
Undistributed net realized gain (loss)
  on investments                                3,484       (81,714)       (60,647)            0       73,583        54,645
Net unrealized appreciation
  (depreciation) of investments            15,874,871       441,942     22,872,813             0      165,022        20,045
TOTAL NET ASSETS                         $156,240,933   $11,071,528   $100,926,722   $26,318,825   $1,203,829   $34,731,209
COMPUTATION OF NET ASSET VALUE AND
  OFFERING PRICE
Net assets                               $156,240,933   $11,071,528   $100,926,722   $26,318,825   $1,203,829   $34,731,209
Shares outstanding                         11,618,103     1,159,543      5,034,720    26,318,830       86,345     3,401,100
Net asset value and offering price             $13.45         $9.55         $20.05         $1.00       $13.94        $10.21
INVESTMENT AT COST (NOTE 3)              $140,951,985   $10,632,813   $ 78,005,864   $26,222,439   $1,048,518   $34,579,754
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                                  U.S.
                                                    Asset       Equity                   Money     Strategic   Government
                                                 Allocation     Value       Growth       Market     Growth     Allocation
                                                    Fund       Fund(1)       Fund         Fund      Fund(1)       Fund
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                      $   915,366   $ 75,876   $ 1,083,836   $      0   $     36    $        0
  Interest                                         3,149,833     16,562       245,351    951,551      1,372     1,710,082
TOTAL INCOME                                       4,065,199     92,438     1,329,187    951,551      1,408     1,710,082
EXPENSES (NOTE 2)
  Advisory fees                                      688,313     21,312       511,578     78,792      2,251       181,407
  Administration fees                                 77,161      2,487        57,090     11,783        263        20,324
  Custody fees                                             0        593        23,240      6,424         63             0
  Shareholder Servicing                              208,384      8,896       148,369     31,936        940        54,581
  Portfolio accounting fees                           57,952     18,595        74,862     36,255     16,371        31,392
  Transfer agency fees                               160,606      4,973       119,368     17,509        525        42,328
  Legal and audit fees                                37,716     19,547        38,356     24,007     18,547        23,827
  Registration fees                                    2,905      4,000           765          4      2,500         1,000
  Directors' fees                                     15,053      8,100        24,821     16,139      8,100        15,512
  Other                                               21,787      2,103        12,246      1,055      1,487         2,846
TOTAL EXPENSES                                     1,269,877     90,606     1,010,695    223,904     51,047       373,217
Less: Waived Fees and Reimbursed Expenses           (214,173)   (51,534)     (118,761)   (80,203)   (46,920)      (86,481)
Net Expenses                                       1,055,704     39,072       891,934    143,701      4,127       286,736
NET INVESTMENT INCOME (LOSS)                       3,009,495     53,366       437,253    807,850     (2,719)    1,423,346
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES
  Net realized gain (loss) on sale of
     investments and futures                       9,956,845    (81,714)    3,245,542        551     78,925       508,242
  Net change in unrealized appreciation
    (depreciation) of futures                       (718,350)         0             0          0          0             0
  Net change in unrealized appreciation
    (depreciation) of investments                 14,560,276    441,942    18,355,014          0    165,022      (208,102)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES                         23,798,771    360,228    21,600,556        551    243,947       300,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                $26,808,266   $413,594   $22,037,809   $808,401   $241,228    $1,723,486
------------------------------------------------------------------------------------------------

(1) The Fund commenced operations on May 1, 1998.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Equity Value Fund             Growth Fund
                                          Asset Allocation Fund         -----------------    ------------------------------
                                      ------------------------------    From May 1, 1998
                                         For the          For the         (commencement         For the          For the
                                       Year Ended       Year Ended      of operations) to     Year Ended       Year Ended
                                      Dec. 31, 1998    Dec. 31, 1997      Dec. 31, 1998      Dec. 31, 1998    Dec. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)        $  3,009,495      $ 3,654,066        $    53,366       $    437,253      $   632,754
  Net realized gain (loss) on sale
    of investments and futures           9,956,845        8,763,882            (81,714)         3,245,542        6,848,993
  Net unrealized appreciation
    (depreciation) of futures             (718,350)         496,725                  0                  0                0
  Net unrealized appreciation
    (depreciation) of investments       14,560,276          706,325            441,942         18,355,014          143,053
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS      26,808,266       13,620,998            413,594         22,037,809        7,624,800
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income            (3,009,495)      (3,654,066)           (53,366)          (437,253)        (632,754)
  From net realized gain on sales of
    investments                        (11,816,851)      (7,395,696)                 0         (6,510,869)      (3,829,806)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold             44,467,683       28,067,836         11,413,266         13,257,592       33,001,835
  Reinvestment of dividends             14,826,346       11,049,762             53,366          6,948,122        4,462,560
  Cost of shares redeemed               (1,540,872)      (6,979,919)          (755,332)        (6,312,547)      (2,063,405)
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 4)           57,753,157       32,137,679         10,711,300         13,893,167       35,400,990
INCREASE (DECREASE) IN NET ASSETS       69,735,077       34,708,915         11,071,528         28,982,854       38,563,230
NET ASSETS:
  Beginning net assets                  86,505,856       51,796,941                  0         71,943,868       33,380,638
  ENDING NET ASSETS                   $156,240,933      $86,505,856        $11,071,528       $100,926,722      $71,943,868
ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)            $          0      $         0        $         0       $          0      $         0
SHARES ISSUED AND REDEEMED:
  Shares sold                            3,380,397        2,314,085          1,234,474            729,308        1,974,920
  Shares issued in reinvestment of
    dividends                            1,141,331          914,141              5,850            368,338          261,363
  Shares redeemed                         (120,729)        (548,327)           (80,781)          (348,326)        (127,163)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                            4,400,999        2,679,899          1,159,543            749,320        2,109,120
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      Money Market Fund   Strategic Growth Fund   U.S. Government Allocation Fund
                                          ---------------------------------------------------------------------------------------
                                                                               From May 1, 1998
                                                For the         For the           (commencement          For the          For the
                                             Year Ended      Year Ended       of operations) to       Year Ended       Year Ended
                                          Dec. 31, 1998   Dec. 31, 1997           Dec. 31, 1998    Dec. 31, 1998    Dec. 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)            $    807,850    $    788,439         $    (2,719)        $  1,423,346     $  1,105,416
  Net realized gain (loss) on sale of
    investments and futures                        551               0              78,925              508,242          149,427
  Net unrealized appreciation
    (depreciation) of futures                        0               0                   0                    0                0
  Net unrealized appreciation
    (depreciation) of investments                    0               0             165,022             (208,102)         204,961
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    808,401         788,439             241,228            1,723,486        1,459,804
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (807,850)       (788,439)                  0           (1,423,346)      (1,105,416)
  From net realized gain on sales of
    investments                                   (551)              0              (2,623)            (559,446)         (40,057)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                 29,184,120      20,957,328           1,365,012           23,067,397       12,942,563
  Reinvestment of dividends                    808,401         788,439               2,623            1,982,792        1,145,473
  Cost of shares redeemed                  (18,461,324)    (19,625,090)           (402,411)         (13,953,453)      (4,035,922)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 4)                     11,531,197       2,120,677             965,224           11,096,736       10,052,114
INCREASE (DECREASE) IN NET ASSETS           11,531,197       2,120,677           1,203,829           10,837,430       10,366,445
NET ASSETS:
  Beginning net assets                      14,787,628      12,666,951                   0           23,893,779       13,527,334
  ENDING NET ASSETS                       $ 26,318,825    $ 14,787,628         $ 1,203,829         $ 34,731,209     $ 23,893,779
ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                $          0    $          0         $         0         $          0     $          0
SHARES ISSUED AND REDEEMED:
  Shares sold                               29,184,121      20,957,328             119,988            2,221,098        1,273,335
  Shares issued in reinvestment of
    dividends                                  808,531         788,439                 214              192,599          112,789
  Shares redeemed                          (18,461,454)    (19,625,090)            (33,857)          (1,339,600)        (394,100)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                               11,531,198       2,120,677              86,345            1,074,097          992,024
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                           Asset Allocation Fund
                                                              ------------------------------------------------------------------
                                                                                                                  From inception
                                                                                                                    on April 15,
                                                              Year Ended   Year Ended   Year Ended   Year Ended             1994
                                                                Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,      to Dec. 31,
                                                                    1998         1997         1996         1995             1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.99     $ 11.42      $ 11.27      $  9.71         $10.00
  Net investment income (loss)                                     0.34        0.60         0.56         0.55           0.30
  Net realized and unrealized gain (loss) on investments           2.60        1.73         0.69         2.21          (0.19)
                                                               --------     -------      -------      -------         ------
TOTAL FROM INVESTMENT OPERATIONS                                   2.94        2.33         1.25         2.76           0.11
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.34)      (0.60)       (0.56)       (0.55)         (0.30)
  Distributions from net realized gain                            (1.14)      (1.16)       (0.54)       (0.65)         (0.10)
                                                               --------     -------      -------      -------         ------
TOTAL FROM DISTRIBUTIONS                                          (1.48)      (1.76)       (1.10)       (1.20)         (0.40)
                                                               --------     -------      -------      -------         ------
NET ASSET VALUE, END OF PERIOD                                 $  13.45     $ 11.99      $ 11.42      $ 11.27         $ 9.71
                                                               ========     =======      =======      =======         ======
Total Return (not annualized)*                                   25.26%      20.88%       11.46%       28.95%          1.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                              $156,241     $86,506      $51,797      $25,467         $7,464
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.92%       0.80%        0.69%        0.41%          0.00%
  Ratio of net investment income to average net assets            2.62%       5.20%        5.34%        5.58%          6.30%
  Portfolio turnover                                                29%        156%           4%          97%             0%
--------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses                                  1.11%       0.85%        0.80%        1.22%          2.24%
  Ratio of net investment income (loss) to average net
    assets prior to waived fees and reimbursed expenses           2.43%       5.15%        5.23%        4.77%          4.06%
--------------------------------------------------------------------------------------------------------------------------------

* Total returns do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                      Equity
                                                       Value
                                                        Fund                                                          Growth Fund
                                              --------------   ------------------------------------------------------------------
                                              From inception                                                       From inception
                                                   on May 1,                                                         on April 12,
                                                        1998   Year Ended   Year Ended   Year Ended   Year Ended          1994 to
                                                 to Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,         Dec. 31,
                                                        1998         1998         1997         1996         1995             1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.00        $  16.79     $ 15.34      $ 12.91      $ 10.30         $10.00
  Net investment income (loss)                      0.07            0.09        0.19         0.20         0.22           0.14
  Net realized and unrealized gain (loss) on
    investments                                    (0.45)           4.65        2.48         2.68         2.77           0.30
                                                 -------        --------     -------      -------      -------         ------
TOTAL FROM INVESTMENT OPERATIONS                   (0.38)           4.74        2.67         2.88         2.99           0.44
LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.07)          (0.09)      (0.19)       (0.20)       (0.22)         (0.14)
  Distributions from net realized gain              0.00           (1.39)      (1.03)       (0.25)       (0.16)          0.00
                                                 -------        --------     -------      -------      -------         ------
TOTAL FROM DISTRIBUTIONS                           (0.07)          (1.48)      (1.22)       (0.45)       (0.38)         (0.14)
                                                 -------        --------     -------      -------      -------         ------
NET ASSET VALUE, END OF PERIOD                   $  9.55        $  20.05     $ 16.79      $ 15.34      $ 12.91         $10.30
                                                 =======        ========     =======      =======      =======         ======
Total Return (not annualized)*                    (3.76%)         28.81%      17.33%       22.44%       29.19%          4.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                $11,072        $100,927     $71,944      $33,381      $10,920         $2,136
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets          1.09%           1.04%       0.65%        0.60%        0.43%          0.00%
  Ratio of net investment income to average
    net assets                                     1.54%           0.51%       1.19%        1.53%        2.05%          3.00%
  Portfolio turnover                                 27%             69%        124%          95%          84%            21%
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses                                       2.52%           1.18%       1.01%        1.12%        2.02%         10.18%
  Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses                        0.11%           0.37%       0.83%        1.01%        0.46%         (7.18%)
---------------------------------------------------------------------------------------------------------------------------------

* Total returns do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT

                                                                                                               Money Market Fund
                                                              ------------------------------------------------------------------
                                                                                                                  From inception
                                                                                                                      on May 19,
                                                              Year Ended   Year Ended   Year Ended   Year Ended          1994 to
                                                                Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,         Dec. 31,
                                                                    1998         1997         1996         1995             1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  1.00      $  1.00      $  1.00       $ 1.00        $  1.00
  Net investment income (loss)                                    0.05         0.05         0.05         0.05           0.03
  Net realized and unrealized gain (loss) on investments          0.00         0.00         0.00         0.00           0.00
                                                               -------      -------      -------       ------        -------
TOTAL FROM INVESTMENT OPERATIONS                                  0.05         0.05         0.05         0.05           0.03
LESS DISTRIBUTIONS:
  Dividends from net investment income                           (0.05)       (0.05)       (0.05)       (0.05)         (0.03)
  Distributions from net realized gain                            0.00         0.00         0.00         0.00           0.00
                                                               -------      -------      -------       ------        -------
TOTAL FROM DISTRIBUTIONS                                         (0.05)       (0.05)       (0.05)       (0.05)         (0.03)
                                                               -------      -------      -------       ------        -------
NET ASSET VALUE, END OF PERIOD                                 $  1.00      $  1.00      $  1.00       $ 1.00        $  1.00
                                                               =======      =======      =======       ======        =======
Total Return (not annualized)*                                   4.77%        5.04%        4.72%        5.41%          2.71%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                              $26,319      $14,788      $12,667       $5,823        $ 1,492
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                        0.82%        0.53%        0.51%        0.42%          0.00%
  Ratio of net investment income to average net assets           4.62%        4.95%        4.64%        5.15%          4.63%
  Portfolio turnover                                               N/A          N/A          N/A          N/A            N/A
--------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses                                 1.28%        1.07%        1.22%        3.83%         11.43%
  Ratio of net investment income (loss) to average net
    assets prior to waived fees and reimbursed expenses          4.16%        4.41%        3.93%        1.74%         (6.80%)
--------------------------------------------------------------------------------------------------------------------------------

* Total returns do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT

                                                   Strategic
                                                 Growth Fund                                      U.S. Government Allocation Fund
                                              --------------   ------------------------------------------------------------------
                                              From inception                                                       From inception
                                                on May 1,                                                           on April 26,
                                                 1998 to       Year Ended   Year Ended   Year Ended   Year Ended      1994 to
                                                 Dec. 31,       Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,       Dec. 31,
                                                   1998           1998         1997         1996         1995           1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.00        $ 10.27      $ 10.13      $ 10.30      $  9.63        $ 10.00
  Net investment income (loss)                     (0.03)          0.48         0.58         0.56         0.60           0.40
  Net realized and unrealized gain (loss) on
    investments                                     4.00           0.10         0.15        (0.17)        0.77          (0.37)
                                                 -------        -------      -------      -------      -------        -------
TOTAL FROM INVESTMENT OPERATIONS                    3.97           0.58         0.73         0.39         1.37           0.03
LESS DISTRIBUTIONS:
  Dividends from net investment income              0.00          (0.48)       (0.58)       (0.56)       (0.60)         (0.40)
  Distributions from net realized gain             (0.03)         (0.16)       (0.01)        0.00        (0.10)          0.00
                                                 -------        -------      -------      -------      -------        -------
TOTAL FROM DISTRIBUTIONS                           (0.03)         (0.64)       (0.59)       (0.56)       (0.70)         (0.40)
                                                 -------        -------      -------      -------      -------        -------
NET ASSET VALUE, END OF PERIOD                   $ 13.94        $ 10.21      $ 10.27      $ 10.13      $ 10.30        $  9.63
                                                 =======        =======      =======      =======      =======        =======
Total Return (not annualized)*                    39.74%          5.86%        7.47%        3.99%       14.40%          0.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                $ 1,204        $34,731      $23,894      $13,527      $ 4,855        $   866
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets          1.09%          0.95%        0.64%        0.60%        0.45%          0.00%
  Ratio of net investment income to average
    net assets                                    (0.72%)         4.70%        5.75%        5.75%        5.82%          7.35%
  Portfolio turnover                                200%           230%         135%         222%         405%           130%
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses                                      13.44%          1.23%        0.97%        1.18%        2.46%         12.73%
  Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses                      (13.07%)         4.42%        5.42%        5.17%        3.81%         (5.38%)
---------------------------------------------------------------------------------------------------------------------------------

* Total returns do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Life & Annuity Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993. The Trust consists of six separate diversified funds (the "Funds"): the Asset Allocation, Equity Value, Growth (formerly Growth and Income), Money Market, Strategic Growth and U.S. Government Allocation Funds. The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION

NON-MONEY MARKET FUNDS -- All securities are valued at the close of each business day. Securities for which the primary market is a national or foreign recognized securities or commodities exchange or the National Association of Securities Dealers Automated Quotation ("Nasdaq") Nasdaq National Market, are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt instruments maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies approved by the Trust's Board of Trustees (the "Board").

MONEY MARKET FUND -- The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (thirteen months) and uses the amortized cost method to value these securities. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted as required by the Internal Revenue Code of 1986, as amended (the "Code").

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional

NOTES TO THE FINANCIAL STATEMENTS

collateral as necessary to maintain market value equal to or greater than the resale price. Any repurchase agreements held in the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS

The Asset Allocation, Equity Value and U.S. Government Allocation Funds may purchase futures contracts to gain exposure to market changes. This procedure may be more efficient or cost-effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, these Funds may be required to segregate cash or high quality money market instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Asset Allocation, Equity Value, and Growth Funds, if any, are declared and distributed quarterly. Dividends from net investment income of the Money Market Fund, if any, are declared daily and distributed monthly. Dividends from net investment income of the Strategic Growth Fund, if any, are declared and distributed annually. Dividends from net investment income of the U.S. Government Allocation Fund, if any, are declared and distributed monthly. Distributions to shareholders from net realized capital gains are declared and distributed annually.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

FEDERAL INCOME TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1998. The Equity Value Fund had a net capital loss carryforward of $79,556 at December 31, 1998, which expires in 2006.

NOTES TO THE FINANCIAL STATEMENTS

2.   AGREEMENTS AND OTHER TRANSACTIONS
     WITH AFFILIATES

The Trust has entered into advisory contracts on behalf of the Funds with WFB. Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contracts with the Asset Allocation, Equity Value, Growth, Strategic Growth, and U.S. Government Allocation Funds, WFB is entitled to a monthly advisory fee at an annual rate of 0.60% of such Funds' average daily net assets. Under the contract with the Money Market Fund, WFB is entitled to a monthly advisory fee at an annual rate of 0.45% of such Fund's average daily net assets.

On August 1, 1998, Wells Capital Management Incorporated ("WCM"), a wholly-owned subsidiary of WFB, began acting as investment sub-advisor to the Equity Value, Growth, Money Market and Strategic Growth Funds. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Equity Value, Growth and Strategic Growth Funds, a monthly fee at the annual rate of 0.25% of the Funds' average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Money Market Fund, a monthly fee at the annual rate of 0.05% of the Funds' average daily net assets up to $1 billion and 0.04% of the Funds' average daily net assets in excess of $1 billion. WCM's minimum annual fee is $120,000 for each Fund. This minimum annual fee does not increase the advisory fees paid by the Funds to WFB.

Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and indirect subsidiary of Barclays Bank PLC, currently acts as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds. BGFA is entitled to receive from WFB, as compensation for its sub-advisory services to the Asset Allocation Fund, a monthly fee at the annual rate of 0.15% the Fund's average daily net assets up to $900 million and 0.10% of the average daily net assets in excess of $900 million. For its sub-advisory services to the U.S. Government Allocation Fund, BGFA is entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $75 million, 0.04% for the next $75 million and 0.03% of the Fund's average daily net assets in excess of $150 million.

BGI, a wholly-owned subsidiary of Barclays Global Investors Holdings Inc., currently acts as custodian to the Asset Allocation and U.S. Government Allocation Funds. BGI will not be entitled to receive compensation for its custodial services so long as BGFA is entitled to receive compensation for providing investment sub-advisory services to such Funds.

The Trust has entered into contracts on behalf of the Equity Value, Growth, Money Market and Strategic Growth Funds with WFB, whereby WFB is responsible for providing custody services for such Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus an annual fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Fund.

The Trust has entered into contracts on behalf of the Funds with WFB, whereby WFB is responsible for providing portfolio accounting services for the Funds. Pursuant to the contracts, WFB is entitled to receive a monthly base fee from each such Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each such Fund's average daily net assets, 0.045% of the next $50 million and 0.02% of each such Fund's average daily net assets in excess of $100 million. Prior to May 1, 1998, the Asset Allocation and U.S. Government Allocation Funds were not being charged for portfolio accounting services.

The Trust has entered into contracts on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Asset Allocation, Equity Value, Growth, Strategic Growth and U.S. Government Allocation Funds, and 0.10% of the average daily net assets of the Money Market Fund.

The Trust has entered into contracts on behalf of the Funds with WFB, whereby WFB provides shareholder services to the Funds. Pursuant to the contracts, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund. Prior to May 1, 1998, the Funds were not being charged for shareholder services.

NOTES TO THE FINANCIAL STATEMENTS

The Trust has entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide the Funds with administrative services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets. Prior to May 1, 1998, WFB and Stephens were entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets.

WAIVED FEES AND REIMBURSED EXPENSES

Waived fees and reimbursed expenses for the year ended December 31, 1998 were as follows:

                                                             Expenses Reimbursed           Fees Waived
                            FUND                                 by Stephens                 by WFB
------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                                         $0              $214,173
Equity Value Fund*                                                         5,791                45,743
Growth Fund                                                                    0               118,761
Money Market Fund                                                              0                80,203
Strategic Growth Fund*                                                    26,655                20,265
U.S. Government Allocation Fund                                                0                86,481

---------------
* Represents the period from May 1, 1998 to December 31, 1998

Certain officers and one trustee of the Trust are also officers of Stephens. As of December 31, 1998, Stephens owned 4,091 shares of the Asset Allocation Fund, 10,078 shares of the Equity Value Fund, 3,116 shares of the Growth Fund, 31,230 shares of the Money Market Fund, 10,024 shares of the Strategic Growth Fund and 3,328 shares of the U.S. Government Allocation Fund.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for the Funds for the year ended December 31, 1998 were as follows:

                                                                Purchases                Sales
               AGGREGATE PURCHASES AND SALES                     at Cost               Proceeds
-------------------------------------------------------------------------------------------------
Asset Allocation Fund                                          $135,123,323           $25,023,200
Equity Value Fund*                                               11,894,169             1,547,642
Growth Fund                                                      65,232,227            55,307,753
Strategic Growth Fund*                                            2,213,987             1,244,394
U.S. Government Allocation Fund                                  20,011,469            24,034,637

---------------
* Represents the period from May 1, 1998 to December 31, 1998

The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

4.   CAPITAL SHARE TRANSACTIONS

The Trust has authorized an unlimited number of no par value shares of capital stock. Capital share transactions for each of the Funds are disclosed in detail in the Statements of Changes in Net Assets.

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
LIFE & ANNUITY TRUST:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Asset Allocation Fund, Equity Value Fund, Growth Fund (formerly the Growth and Income Fund), Money Market Fund, Strategic Growth Fund, and U.S. Government Allocation Fund (the six funds constituting the Life & Annuity Trust) as of December 31, 1998, and the related statements of operations for the year ended December 31, 1998, for all funds except the Equity Value Fund and the Strategic Growth Fund which are for the period from May 1, 1998 (commencement of operations) to December 31, 1998, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1998 for all funds except the Equity Value Fund and the Strategic Growth Fund which are for the period from May 1, 1998 to December 31, 1998, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Life and Annuity Trust as of December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

[KPMG LLP SIGNATURE GRAPHIC]

San Francisco, California
February 1, 1999

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

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                                       70

American Skandia Life
Assurance Company
Tower One Corporate Drive
Shelton, CT 06484


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This report and the financial statements contained herein are submitted for the general information of the contract holders of the Stagecoach Variable Annuity, Stagecoach Variable Annuity Plus, Stagecoach Extra Credit Variable Annuity, and the Stagecoach Variable Annuity Flex. If this report is used for promotional purposes, distribution of the report must be accompanied or proceeded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-680-8920. Read the prospectus carefully before you invest.

Printed on Recycled Paper       (C)1999 American Skandia         VA05001  (2/99)